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                                    [LOGO]

     BARON ASSET
 1   FUND HIGHLIGHTS

PERFORMANCE.........................................................1

INVESTMENT STRATEGY.................................................4

RECENT NEWS
DEVELOPMENTS........................................................5

PORTFOLIO HOLDINGS..................................................6

OTHER DEVELOPMENTS..................................................7

     BARON GROWTH
     & INCOME FUND
2    HIGHLIGHTS

PERFORMANCE.........................................................9

REAL ESTATE
INVESTMENT TRUSTS..................................................10

PORTFOLIO HOLDINGS.................................................11

OTHER DEVELOPMENTS.................................................12

     BARON SMALL
3    CAP FUND

PERFORMANCE........................................................13

NEW SHAREHOLDERS...................................................13

LONG TERM POSITIONS................................................14





767 Fifth Avenue
NY, NY 10153
212-583-2100
1-800-99-BARON


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                                                THIS SEMI-ANNUAL REPORT CONTAINS
                                                     INFORMATION FOR THREE FUNDS


 BARON ASSET FUND

QUARTERLY REPORT                       o                          MARCH 31, 1998


Dear Baron Asset
Fund Shareholder:
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PERFORMANCE

Baron Asset Fund's long term performance has been strong.

Baron Asset Fund has performed well since its inception on June 12, 1987. Baron Asset Fund has increased 19.7% per year from its inception through March 31, 1998. The S & P 500 increased 15.8% per year during the same period. The Russell 2000, an index measuring the performance of smaller companies, companies more similar to those in which Baron Asset Fund invests, gained 12.4% per year. Baron Asset Fund has also performed well, both relatively and absolutely, during the past one year, three year, five year and ten year time periods. Baron Asset Fund's nearly sevenfold appreciation during the past eleven years has met our goal of doubling the value of our shareholders' investment every three to five years.

Baron Asset Fund's performance during past five months has been disappointing.

Baron Asset Fund's performance during the nearly five months from December 31, 1997 through May 26, 1998, the date of this letter, however, must be considered disappointing. Baron Asset Fund gained just 4.0% during the period, significantly less than the 13.5% gain recorded by the S&P 500 and moderately below the 4.1% gain achieved by the Russell 2000. The Fund's performance was significantly penalized when share prices of our two largest "core investment holdings," discount broker, mutual fund distributor Charles Schwab and private pay nursing home and assisted living operator Manor Care, each fell 20-25% within the past few months. This is the fourth time since we purchased Schwab's stock in 1992 and the fourth time since we bought Manor Care's stock in 1989 that both stocks have fallen sharply. Prior share price declines have been short lived. Schwab's stock has now appreciated about nine times since our initial purchases six years ago, Manor Care's nearly seven times since our initial purchases nine years ago.

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Baron Asset Fund:

                             BAF     S&P    Russell
                             ---     ---    -------
Qtr 1998                    10.7%   13.9%   10.1%


                             BAF     S&P   Russell
                             ---     ---   -------
1 year                      53.50%  48.00%  42.00%


                             BAF     S&P   Russell
                             ---     ---   -------
Cumulative                  598%    389%    253%

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                               BARON ASSET FUND
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During 1998's first quarter, Charles Schwab offered its full service customers the ability to trade with that firm electronically rather than by telephone. Commisions per trade and direct costs of electronic trades are lower than those for trades made by telephone. However, the decline in average revenue per trade has so far offset greater trading volumes and lower costs per trade. Schwab's over the counter market making business was also penalized in the quarter by changed regulations. OTC trading spreads were cut about in half. Although Schwab continues to add customer assets at a pace that can only be considered phenominal, about $6 billion per month, its earnings in the first quarter were flat with year ago results. Schwab has recently raised prices for its mutual fund OneSource distribution and over the counter correspondent trading. This should help earnings increase over the near term. Over the long term, we believe Schwab will soon be considered a "virtual national bank" as it offers additional services to its customers and achieves greater revenues and earnings, per dollar, of customer assets. Schwab is currently valued by investors for about 2.2% of its $414 billion customer assets ($62 billion when we began to invest in Schwab in 1992). This represents a significant discount to values accorded banks based upon their customer deposits. Since we think Schwab's customer assets could increase two and a half times in the next three to four years and its earnings on customer assets may improve dramatically, as well, we purchased more stock.

Manor Care will soon reorganize into two businesses. The company's private pay nursing home real estate business will be separated from both its nursing home management and very rapidly growing assisted living management and ownership businesses. Investors have apparently been disappointed that this restructuring has taken so long to complete (it should finally be completed in July). Manor Care's financial statements have been complicated by the proposed reorganization and, during an SEC mandated "quiet period," management has not been readily available to explain these statements. Further uncertainty was created when the proposed ceo for Manor Healthcare Services unexpectedly resigned last week. Stewart Bainum, the company's chairman and driving force, has stated the company will be unaffected and Stewart will be interim ceo. Trends in Manor Care's business are favorable and significant overhead cost reductions have recently been implemented. We believe Manor Care's c corp healthcare real estate business could trade for perhaps $10-12 per share, while its health services business could initially be worth $30-32 per share. The value of the health services business could double in three years, the real estate business in five years. We bought more stock.

We had been too optimistic about the prospects for Learning Tree's instructor-taught information technology training courses. When the company reported its backorders for courses had increased "only" 18% from last year, its share price plummeted.
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We believe Learning Tree's revenues from instructor-led training courses will accelerate to more than 25% annually next year and that its CBT course introductions offer great opportunity and will be successful. Learning Tree's shares offer the potential to nearly triple during the next four years.

Corrections Corporation of America and CCA Prison REIT's proposed merger was not well received by investors. The share prices of both businesses fell sharply. The most objectionable aspect of this proposed merger is the acquisition, for no consideration to CCA's shareholders, of CCA's prison management company by CCA's executives. To date, inadequate information is available regarding this proposed transaction. Fundamental prospects for prison privatization remain very strong and CCA should have the potential to nearly triple in size during the next four years.


Leading Hispanic radio broadcaster Heftel acquired stations in New York City and Houston in very favorable transactions. Its share price fell anyway. This is probably only a reaction to the very rapid price increase experienced by Heftel's shares during the past two years (they have quadrupled). Heftel's business offers significant promise during the next several years since we expect its existing stations to substantially increase their revenues. This due to Heftel's target market's rapid population growth and advertisers' willingness to pay more per listener to reach this audience. Heftel's share price could about double in the next four to five years with no further acquisitions.


Concerns regarding real estate overbuilding, in general, and hotel overbuilding, specifically, especially with respect to limited service hotels and high end Las Vegas' casino resort hotels, negatively impacted our performance. Although we believe Mirage Resorts' operating earnings could about double within months of opening its spectacular new Bellagio resort this Fall, Mirage's stock price continues to languish about 20-25% below levels reached in Spring 1996 and again in Fall 1997. We bought more stock. Spieker Properties is achieving very large rent increases when its suburban California office property leases are renewed. In addition, high return on investment development opportunities are becoming increasingly available in markets Spieker dominates. When its shares fell to less than we estimate it would cost to replace its buildings, we bought more stock. Kimco Realty's restructuring into high yielding, mature and lower yield, but faster growing, real estate businesses caught our fancy. Although Kimco's shares had not declined, they hadn't appreciated either, and we also bought more shares. Choice Hotels is a beneficiary of increased hotel construction as a franchisor of these properties. Choice's business is growing rapidly; it is repurchasing its shares; and, if we had not agreed to limit our purchases of its shares, we would have bought more Choice stock as well.


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                               BARON ASSET FUND
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Table I Largest Losses December 31, 1997 through May 26, 1998



Business                                    Loss
Charles Schwab                       $46.9 million
Manor Care                            46.3
Learning Tree                         39.8
Heftel Broadcasting                   25.3
CCA Prison REIT                       25.2
Corrections Corp of America           18.2

Partly offsetting the above losses were very strong gains achieved by several long term investments. As investors became aware of the very strong growth prospects for American Radio's American Tower Systems subsidiary, the parent's share price advanced strongly. Baron Asset Fund was already American Radio's largest shareholder and increased its holdings significantly. Specialty temporary professional help provider Robert Half International, private college operator DeVry, dollar discount store operator Dollar Tree, telecommunications provider NTL, auctioneer Sotheby's and casino resort Sun International all reported very strong results from operations. Their share prices reflected these results. Polo Ralph Lauren also reported very good results from operations, and signed a new, and very significant, women's apparel licensing agreement with Jones New York. Its share price also reflected its strong business and favorable prospects. American Mobile Satellite acquired a telecommunications business from Motorola and completed a $335 million debt financing. Its share price increased sharply. And, CD Radio made good progress instituting its new satellite radio service. Its share price more than doubled since we invested in the business about six months ago. Our young telecommunications and media analyst, Matt Ervin, a Harvard educated physicist now in his fourth year at Baron Capital and his sixth as an investment analyst, has contributed importantly to our performance this year. Matt identified CD Radio as an investment opportunity, dragged me to several meetings with its management and finally convinced me to invest, to our good fortune. Matt has also made significant research contributions this year with his work on NTL, Corecomm and several radio, cable and communication tower businesses.

Table II Largest Gains December 31, 1997 through May 26, 1998



Business                                Gain
American Radio                       $40.2 million
Polo Ralph Lauren                     31.2
Robert Half                           30.5
NTL                                   30.3
Dollar Tree                           30.2
DeVry                                 21.7
CD Radio                              21.5
American Mobile Satellite             19.5
Sun International                     19.1
Sotheby's                             18.7
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Our goal is to double our money every three to five years.

We remain committed to our long term performance objective of doubling our shareholders' money every three to five years. This has been my objective since I first began to manage money for others in 1975. (Of course, there can be no guarantee that we will continue to achieve our goal.) We have so far been able to do so by identifying, through our independent research, well managed, very profitable, unique and defensible businesses which have the potential to double their earnings, and their intrinsic value, in three to five years ... and which have prospects for doubling earnings and value again during the following three to five years. Finally, we have invested in these businesses at attractive prices, at prices which did not yet reflect their strong growth potential and franchise values. Purchasing shares of businesses, part ownership, at attractive prices offers our shareholders the opportunity to increase the value of their investment in Baron Asset Fund as rapidly as the businesses we own are growing.

Since market valuations of publicly owned businesses have increased more rapidly than most business' earnings during the past five years, we believe it is more realistic for our fellow shareholders to expect to double the value of their investment in Baron Asset Fund in four or five years, rather than three. Our next goal? That Baron Asset Fund will reach $100 per share net asset value before the end of 2002. We expect virtually all businesses in which we are shareholders to at least double in size by that time. We also believe that these businesses have significant growth prospects well beyond the next four years ...which, of course, augers well for the longer term prospects for our Fund. As should be apparent, we are unable to assure you that we will be able to achieve our objectives. But, if we don't, it won't be for lack of trying.


Stocks of smaller companies are cheap.

Stocks representing ownership of larger businesses have appreciated more rapidly than those representing ownership of smaller companies during the eleven years since Baron Asset Fund's inception. This despite the fact that smaller companies, in general, have grown faster than larger ones both historically and during this period. Smaller companies' stocks have outperformed larger companies' stocks during the past fifty years by, on average, more than 200 basis points per year. (Ibbotson, University of Chicago) According to today's issue of Barron's, " ... small stocks now look more attractive relative to large stocks than at any time in the past 15 years, based on trailing and projected profits. The Russell 2000 and S&P 500 have identical P/Es based upon trailing 12-month earnings. ...the Russell's P/E historically has been 24% higher than that of the S&P 500 because of the higher profit growth expected of smaller companies. The current reading of one is even lower than the ratio at the trough of the market in 1990, when small stocks got mauled."

We always expect Baron Asset Fund to perform well, whether small or large company stocks are in vogue. This due to our


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                               BARON ASSET FUND
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investments in well managed, fast growing, very profitable businesses purchased at attractive prices. Baron Asset Fund should be very well positioned, however, if smaller and mid-sized companies begin to outperform shares of larger businesses.


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INVESTMENT STRATEGY

Baron Asset Fund's net assets under management have increased significantly during the past year and we have added many new shareholders. As a result, I felt it would be helpful to many of our new shareholders if we reviewed briefly our investment strategy and philosophy.


Investment Criteria:


1. To be an attractive investment for Baron Asset Fund, a business must have a huge and long lasting opportunity for sustainable, profitable growth relative to the current size of its business. The basis for this opportunity is usually an investment theme that benefits from one of our "megatrends," i.e., long lasting economic trends created by societal, demographic or political changes. Job creating, "sunrise" industries, industries in which our children will find jobs, industries like education, media and entertainment, healthcare, financial services, communications, travel and leisure, outsourced business services and government privatization services are our focus. The Fund avoids "sunset" industries, industries in which our parents and grandparents were employed and, which must now cut costs and fire employees to maintain profits or grow, e.g., autos, railroads, utilities, tobacco, steel.

2. We want to invest with entrepeneurial, hardworking, smart, motivated managers. These executives must operate their businesses with utmost integrity. Managers must recognize that businesses have four important constituencies:
community, employees, customers and, of course, shareholders ....and try to serve them all. It's a virtuous circle. Unless a business attempts to attract, train well and retain exceptional and talented employees, it will soon become a run of the mill business, a business we deem unattractive as an owner. If a firm's employees are not treated well, with respect, and offered favorable career opportunities, turnover will be high, which is costly, and service to its customers will suffer. Poor customer service, of course, will make a business unlikely to grow and remain profitable. That business will not be a good investment for its shareholders. Businesses experiencing declining profitability are not likely to be good corporate citizens. They cannot afford to be. A business with a poor reputation in its community, of course, will have difficulty recruiting and retaining exceptional and talented employees.

3. To be an attractive investment for us, businesses must either be very profitable or have the potential to be very profitable. And, at least as importantly, an attractive business must have long lasting and strong barriers to competition. Long lasting barriers to competitors and long lasting profitable opportunities create the potential for sustainable profits growth. Barriers to competitive entry are especially important to an investor who thinks in terms of years, not days or months. If a business has exciting, very profitable, long term opportunities for growth, e.g., an ability to invest capital in its business and earn exceptional returns, there must be barriers to prevent others, larger, better capitalized, predatory businesses, from usurping these opportunities ... or, very quickly, opportunities that seemed large, won't be.

How do we do it? Baron Asset Fund is a "long term" investor in publicly held
businesses...an investor in businesses..... not a trader of stocks.


Baron Asset Fund's annual portfolio turnover is less than 12%! This means that we hold an average investment eight years. Most "growth" mutual funds average portfolio turnover of more than 100% per year, so the length of time for their typical "investment" is less than one year. Morningstar says that the average small cap growth mutual fund had 134% portfolio turnover last year. This means that the average portfolio investment for most small cap growth funds was held for less than nine months. Baron Asset Fund's lengthy investment holding period allows us to become more knowledgeable about the businesses in which we invest. We regard our in depth knowledge of businesses as our competitive advantage when we are compared to other "investors." This knowledge allows us to buy shares when others are disadvantaged and compelled to sell due to short term developments that are unlikely to impact a business' long term prospects. By-products of our buy and hold investment strategy are lower transaction costs and greater tax efficiency for our shareholders. Another by-product? Our long term orientation keeps us from selling investments too soon, before a business opportunity is realized. We often don't make a lot of money in an investment until we've owned it for several years. The examples are too numerous to list. A few of the more prominent? We've earned more than nine times our money in discount broker, mutual fund distributor Charles Schwab since 1992; nearly 50 times our money since 1991 in Robert Half, a provider of temporary accountants and IT professionals; more than seven times our money since 1989 in private pay nursing home owner Manor Care; more than twelve times our money since 1990 in private college operator DeVry; and about ten times our money since 1987 in upscale casino hotel operator Mirage Resorts. These investments all experienced their most significant appreciation after we had been shareholders for at least two years. And, they all continue to offer the opportunity to at least double in value during the next four years. Four of our top eleven investments, representing 16.6% of our net assets, were initiated in 1997, also offering our portfolio, we believe, significant embedded appreciation opportunity.


Baron Asset Fund's investment portfolio is unusually concentrated when compared to most other mutual funds. 40.9% of our


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                               BARON ASSET FUND
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assets are invested in just eleven businesses, 53.4% of our assets in eighteen.
We believe this strategy enables us to take advantage of the expertise we have developed about these individual businesses, yet remain a diversified fund.

Table III Top Holdings May 26, 1998



Business                 Pctg Net Assets     Initial Purchase
Manor Care                    5.7%                 1989
Vail Resorts                  4.9%                 1997
Charles Schwab                4.7%                 1992
Sotheby's                     4.1%                 1997
AMF Bowling                   4.0%                 1997
Choice Hotels                 4.0%                 1996
Polo Ralph Lauren             3.6%                 1997
NTL                           2.6%                 1994
Dollar Tree                   2.5%                 1995
Heftel Broadcasting           2.4%                 1996
Robert Half                   2.4%                 1991

We are very careful, disciplined, about the price we pay for an investment. Once we identify businesses we would like to own, we estimate what that business is worth. We will not make an investment unless we are able to purchase shares at a price that offers us an opportunity to earn at least 50% during the two years after our initial investment. We will not remain an investor in a business unless we have the opportunity to earn at least 100% over the next five (hopefully four) years. Short term stock price movements are often random and may bear little relation to a business' long term fundamental prospects. When stock prices of attractive businesses fall 20-30% for little reason, we try to take advantage of the opportunity. This happens all the time. Major purchases during the period from December 31, 1997 through May 26, 1998 are listed below. Vail Resorts had declined in price due to below average snowfall during Christmas; Polo Ralph Lauren for indeterminate reasons; Charles Schwab when its customers were offered lower commissions and its correspondents lower fees; Manor Care when a reorganization was delayed a few months; and AMF when its bowling equipment sales in Asia were impacted by turmoil in those markets. We regarded all these developments as short term in nature and added to our holdings. Holdings in Sotheby's were in the process of being established.

Table IV Top Purchases Dec 31, 1997 to May 26, 1998



Business               Amount Purchased     Initial Purchase
Sotheby's                  $154.2 million         1997
Vail Resorts                144.0                 1997
Polo Ralph Lauren            80.2                 1997
Charles Schwab               73.4                 1992
Manor Care                   72.3                 1989
AMF Bowling                  68.8                 1997
American Radio               55.1                 1998

Research. Research. Research. When we began Baron Asset Fund in June 1987, I decided to advertise our new Fund under the heading, "Research. Research. Research." Sort of my interpretation of the real estate maxim that only three things are important when considering a real estate investment: location, location and location. Although our research ad was not very successful letting investors know that Baron Asset Fund existed, it was, and remains, descriptive of our investment process. The lasting benefit of the ad? Whenever our Fund's performance lags for a time, my wife is quick to remind me that "research, research, research" is the basis for our success. "Don't let it (success) go to your head. Just go do it! (research)." It helps.


Is Baron Asset Fund an "active" investor that purchases shares of underperforming, valuable businesses and lobbies for change, e. g., business restructuring, management change, employee layoffs, asset sales, or, even, the sale of an entire company?


"Emphatically, no!" As a long term investor in businesses, we regard management as our partner, not our adversary. When, as a large shareholder, we are asked for advice, we are careful to phrase our suggestions as just that. We rely upon managements' expertise, not our own, to operate the businesses in which we are part owners. One proposal we nearly always favor, and encourage when asked, however, is strategic capital investment, a lesson we learned long ago from Mirage Resorts' Steve Wynn with his exploding volcanos, pirate battles, dolphin pools and soon-to-be operational theatrical fountains in a huge, man-made, Nevada desert lake. Whether it's old masters' paintings on the walls of Mirage Resorts' Bellagio, or glass walled, theatrical warehouse space at Sotheby's, or center of town ice skating rinks, open outdoor escalators and extra trail grooming at Vail Resorts' Beaver Creek or remedial instruction at DeVry's private colleges, we're for it!


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RECENT NEWS DEVELOPMENTS

Acquisitions: they've been plentiful! And, accomodative investors, both debt and equity, have been more than willing to provide the financing for high return on investment asset deals. A few examples follow.


Amusement and Recreation


During late March, Premier Parks, a well managed, regional amusement park, acquired the larger Six Flags' park business from Time Warner for $1.9 billion,
9.5 times that company's last twelve months' cash flow. Six Flags had been an underperforming unit of the entertainment/media conglomerate, was undermanaged and capital starved. Assuming only modest revenue growth for Six Flags' parks under its new management, Six Flags' operating profits, due to cost efficiencies, could double in four or five years. Significant revenue enhancement opportunities do exist, however, by simply adding water parks and rides and


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                               BARON ASSET FUND
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through improved marketing. In addition, Premier Parks' owned parks could boost revenue and cash flow significantly by rebranding and remarketing those facilities as the better known Six Flags. Since the newly configured Premier Parks' cash flow could more than double in four or five years and debt can be reduced while this occurs, Premier Parks' share price has the potential to nearly triple during that period. As investors learned about the improvements possible at Six Flags, the acquisition was readily financed by investors, half with equity, half with debt. (See Cliff's Baron Small Cap shareholder letter for a more complete discussion of this business.)

Communications

Also in late March, American Mobile Satellite acquired Motorola's Ardis terrestrial telecommunications business for $100 million consideration, half cash, half stock. The Ardis terrestrial data communications system with its 1700 tower sites compliments American Mobile's satellite voice and data communications system. American Mobile is now uniquely positioned with the broadest nationwide service coverage for voice and data mobile communications. Large new Ardis customers, UPS and Enron, offer a glimpse of potential. American Mobile had initially sought to issue $250 million unrated medium term debt to repay existing debt, fund the $50 million cash purchase price of this acquisition and fund the new AMSC satellite radio service. Investors quickly understood the very high returns possible from the combination AMSC/Ardis service, as well as the potential for its satellite radio business, and allowed AMSC to increase the size of its debt offering to $335 million.


Energy

Management at utility EEX changed in 1997, and in late January 1998 the newly installed executives decided to monetize that company's non-strategic, 270 bcf East Texas gas properties. EEX had initially estimated this field's gas reserves at 890 bcf. A new estimate was commissioned by an outside engineering firm known for its inherently conservative appraisals. The result? The reserves were now estimated to be 243 bcf. EEX management's goal was to realize a bid for these properties in two weeks! The time was too short to allow the two most logical purchasers, Union Pacific Resources and Sonat, to study the transaction. Cross Timbers' entrepeneurial management learned about this transaction, was immediately interested, and quickly determined to perform the necessary due diligence. After a week of nearly sleepless nights spent in data rooms and in conversations with field managers and appraisers, Cross Timbers determined the property to be attractively priced and its prospects underappreciated. EEX had not worked on the field in years, was a notoriously poor operator and, in fact, two years ago had lost 12 of their 14 person engineering staff. Cross Timbers soon determined the field's reserves could easily reach 500-600 bcf, and agreed to purchase the property for $265 million, at least $250 million less than the field could be worth after a year's work proving the complexity of the property's reserves. Investors quickly grasped the significance of this transaction and purchased 7.5 million new shares of Cross Timbers for $146 million to help finance this transaction. Investors were able to feel comfortable with Cross Timbers' management assessment since their executives have historically purchased long lived, neglected gas reserves from major oil companies and increased estimated field reserves at least 50% after purchase.


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PORTFOLIO HOLDINGS

"farm team"...small cap ...up
and coming ...


Steady growth of foodservice glassware sales and tabletop vendor acquisitions boost Libbey's earnings.


With my background as a Jersey Shore waiter and busboy (among my many college summer jobs), I felt I understood intuitively and well the market demand for restaurant replacement glassware and china. In my youth, to my employers' great chagrin, I had created part of this demand! Libbey is the leading U.S. supplier of tabletop glassware to the foodservice industry, e.g., restaurants, schools, hotels and bars. The company has become a leading supplier, as well, of other tabletop products such as china and flatware, by acquiring other vendors and selling their products through Libbey's proprietary foodservice distribution. Libbey has about a 65% share in foodservice glassware sales, a business where 90-95% of user demand is derived from replacement glasses. Foodservice glasses last more than 100 servings, on average, before they are broken or stolen. The cost per serving to an operator is about 0.8 cents, offering Libbey, it would appear, good pricing flexibility.


Libbey's high 17% operating margins attest to significant barriers to competition. Libbey offers its customers more than 1000 glassware shapes. Molds to make each shape cost $30,000 to $100,000, enough to make someone think twice before trying to compete. A joint venture finalized last summer with Vitrocrisa, the largest glass tableware manufacturer in Mexico, offers Libbey distribution in Mexico and lower end product for sale in the United States. This venture has the potential to significantly boost the company's profitability. When sales to K Mart last Christmas were below expectations (K Mart and Wal Mart together represent about $20 million of Libbey's estimated $500 million 1998 sales), Libbey's shares fell and we significantly added to our investment. Libbey's current annual earnings potential could already exceed $2.80 per share. We estimate Libbey's earnings could increase at least 12%, and more likely, at least 15%, per year for the next several years. Baron Asset Fund owns 1,435,000 Libbey shares purchased for about $34.20 per share.


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                               BARON ASSET FUND
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OTHER DEVELOPMENTS

Seventh Annual Baron Investment Conference: October 9th, New York City. Don't miss it.


The Seventh Annual Baron Investment Conference will take place Friday morning, October 9th, breakfast through lunch, at the Ballroom of The Grand Hyatt New York Hotel in New York City. Please save the date. Our conference speakers, five chief executives of businesses in which Baron Funds is a shareholder, will be announced over the summer. Each executive will make a formal 30-minute presentation, usually with slides, and then answer questions from our guests for 15 minutes. I will, as always, be the final speaker following lunch. I will then try, with the help of our analysts if needed, to answer any questions asked by you, our shareholder guests, until you tire of asking them.


Before we invest in a business on behalf of our shareholders, we attempt to become as knowledgeable as possible about that business. Our due diligence, our "kick the tires" research, includes not just studying public financial information, but also meeting with company managements, both in our office and theirs. This, so we can judge for ourselves their ability and competency, honesty, integrity and business strategies. Our annual investment conferences give our shareholders the opportunity to "kick the tires" of your investment in Baron Funds.


The First Annual Baron Investment Conference in 1992 had 80 guests... most of whom I had to personally ask to attend. Last year more than 700 persons attended our meeting. Please RSVP at 1-800-99-BARON or 212-583-2100 as soon as possible if you plan to be here so that we can be certain you will be accommodated. If you have any further questions or if you'd like any help or suggestions regarding hotel reservations, please call or write us. We hope we'll see you this Fall. There will be no charge to take part, of course.


Lots of mutual fund investment management companies are for sale. We're not.


We are frequently asked by institutions for whom we manage money, as well as by many of our friends, when do I plan to retire and sell our mutual fund management company? This question has apparently become of greater interest, of late, as one after another fund management company, including those owned by long time friends, either prepares to "go public" or sell. Forbes magazine devoted a cover story to this phenomenon last month. Baron Capital has been approached several times during the past few months by large institutions regarding our interest in selling the firm. I have responded unequivocally that our business is not for sale. Baron Capital is well capitalized and very profitable. With 100% ownership by my family and the firm's employees, I believe Baron Capital, as a privately owned company, has a sig-nificant competitive advantage in attracting and retaining youthful, talented, highly qualified and highly motivated investment professionals. Our investment professionals now number eight analysts, two portfolio manager/analysts (I'm one of them, Cliff Greenberg, portfolio manager of Baron Small Cap, is the other) and two traders, of our total 35 employees. We plan to add three additional investment professionals during the next twelve months. Our appeal to these individuals can only widen and broaden as other firms are sold, their founders retire and their businesses become "institutionalized." Of course, our ability to attract, train and retain the best investment professionals will inure to the benefit of Baron Funds' shareholders. Finally, I enjoy my work and have no plans to retire.


401(k) plans continue to increase their investments in Baron Asset Fund.


Until January 1996, investments by 401(k) retirement plans in Baron Asset Fund were modest. Northern Telecom then became the first large corporation to offer its employees the opportunity to invest a portion of their 401(k) retirement assets in Baron Asset Fund. Baron Asset Fund has since become the most popular actively managed equity mutual fund investment for Nortel's employees. Their investment in Baron Asset Fund now approximates $148 million. Nortel's 401(k) plan is currently Baron Asset Fund's single largest shareholder (not including Schwab's OneSource and Fidelity's Funds Network supermarkets, of course).


Baron Asset Fund has also recently been chosen in traditional manager searches to be included as an option for their employees' 401(k) plans at several additional large corporations. Included are Bechtel, VF Corporation, Cincinatti Bell, Josten's, Nissan Motor, Hershey Foods, Allegiance Healthcare and, starting July 1, Avon Products. In addition, our Fund has established strategic alliances with American Express, Fidelity Investments and Charles Schwab, as well as with larger mutual fund companies including Scudder Stevens & Clark, Vanguard and T. Rowe Price, so that Baron Asset Fund may now be offered as a 401(k) small cap option to their clients' employees.


401(k) assets represented about 11% of Baron Asset Fund's net assets at September 30,1997, the end of our last fiscal year. 401(k) assets could exceed 15% of Baron Asset Fund's net assets at fiscal year end 1998. The benefit to our shareholders? 401(k) investments, in general, have greater persistency, they last longer, than most other investment programs. Strong 401(k) asset flows and their favorable persistency, coupled with large and steady asset flows from Charles Schwab's OneSource and Fidelity's Funds Network mutual fund supermarkets, have allowed Baron Asset Fund to make significant strategic investments at attractive prices in fast growing, well managed, small and mid-sized businesses. We believe these investments offer great potential for gain to our fellow Baron Asset Fund shareholders.

--------------------------------------------------------------------------------
                               BARON ASSET FUND
--------------------------------------------------------------------------------

Thank you for investing in Baron Asset Fund.

We recognize it cannot be an easy decision for most individuals when you choose to invest in stocks through mutual funds. Your decision must be especially difficult when you must consider how to invest hard-earned savings to fund your retirement, your children's education or a new home. Your task has become even more daunting in recent years since there are now more mutual funds than there are stocks...and widely published, and well respected, advice is often conflicting.

We hope our quarterly shareholder letters, interviews in the press, investment advisor conference calls and annual investment conferences have made it easier for you to determine if Baron Funds is an appropriate investment for you and your family.

We want to thank you for choosing to join us as fellow shareholders of Baron Funds. We will continue to work hard to justify your confidence. Again, thank you.

Sincerely,



/s/ Ronald Baron
--------------------
Ronald Baron
President
May 26, 1998

                                    [LOGO]


     BARON GROWTH
     & INCOME FUND
2    HIGHLIGHTS


PERFORMANCE.........................................................9

REAL ESTATE
INVESTMENT TRUSTS..................................................10

PORTFOLIO HOLDINGS.................................................11

OTHER DEVELOPMENTS.................................................12








767 Fifth Avenue
NY, NY 10153
212-583-2100
1-800-99-BARON

BARON GROWTH & INCOME FUND


QUARTERLY REPORT                           o                      MARCH 31, 1998


Dear Shareholder:
--------------------------------------------------------------------------------
PERFORMANCE

Baron Growth & Income Fund's long term performance has been strong.

Baron Growth & Income Fund's performance from its inception through March 31, 1998 has been strong. The Fund's 37.3% annualized performance compares favorably to the unusually strong 33.7% annualized performance achieved by the large cap S&P 500 index. The Russell 2000 index, an index measuring the performance of smaller companies, companies more similar to those in which Baron Growth & Income Fund invests, although lagging the S&P's performance, gained a very strong 24% per year over the same time period. Baron Growth & Income Fund's performance from its inception a little more than three years ago through March 31, 1998 is ranked number one among growth and income funds by Lipper Analytical. There are 395 mutual funds in the Lipper growth and income category. Baron Growth & Income Fund's performance has been strong, not only relatively, but absolutely, and has met our oft stated objective of doubling the value of our fellow shareholders' investment every three to five years. Of course, as our lawyers never tire of warning us, we cannot guarantee that we will continue to meet our goals.


Baron Growth & Income Fund's performance has so far been disappointing in 1998.


Baron Growth & Income Fund's performance in 1998 has significantly trailed that of the S&P 500. In fact, as of May 26, the date of this letter, our Fund's 1998 performance has fallen behind that of even the Russell 2000, itself a significant laggard. Baron Growth & Income Fund, like Baron Asset Fund, has been adversely impacted by recent share price declines of two of our largest, long term, "core holdings." Stock prices of leading discount broker, mutual fund distributor Charles Schwab and leading private pay nursing home and

--------------------------------------------------------------------------------
Baron Growth & Income Fund:


                             BGI     S&P   Russell
                             ---     ---   -------
Qtr 1998                    9.7%   13.9%   10.1%


                             BGI     S&P   Russell
                             ---     ---   -------
1 Year                      47.30%  48.00%  42.00%

                             BGI     S&P   Russell
                             ---     ---   -------
Cumulative                  180%    157%    101%

--------------------------------------------------------------------------------
                          BARON GROWTH & INCOME FUND
--------------------------------------------------------------------------------

assisted living operator Manor Care each fell 20-25% within the past few months. Both companies' share prices have fallen sharply several times during the past several years. In retrospect, each decline has been short lived and has been caused by short term developments that have had no impact on either business' long term prospects. Baron Funds has been a shareholder of Schwab since 1992 and has now earned about nine times its original investment. It has been a shareholder of Manor Care since 1989 and has since earned about seven times its original investment. We believe the developments that have apparently caused the most recent share price declines will not adversely impact either business' very favorable longer term prospects. Please see Baron Asset Fund's "Performance" segment for a more complete discussion on Manor Care and Schwab as well as on Learning Tree, CCA Prison REIT, Heftel Broadcasting and Corrections Corporation, other businesses we own that penalized recent results. Our Real Estate and Hotel and Lodging investments also penalized our performance year to date. A discussion of these portfolio segments follows.

Table I Largest Losses December 31, 1997 through May 26, 1998



Business                                Loss
Charles Schwab                     $ 5.8 million
Manor Care                           3.4
Learning Tree                        3.3
Heftel Broadcasting                  3.2
CCA Prison REIT                      2.9
Corrections Corp of Amer             2.4

Partly offsetting the above losses were large gains achieved by several long term investments. A discussion of these stocks can also be found in the segment of Baron Asset Fund's preceding report also titled "Performance."


Table II Largest Gains December 31, 1997 through May 26, 1998



Business                             Gain
American Radio                  $ 4.5 million
American Mobile Sat               3.6
Robert Half                       3.4
NTL                               3.2
Dollar Tree                       2.6
Delta & Pine Land                 2.2
Sun International                 2.0
DeVry                             1.8

Baron Growth & Income Fund invests the major portion of its assets in equity securities of well managed, fast growing, very profitable businesses that the Fund has been able to acquire at attractive prices. (Our investments offer us the opportunity to increase in value at least 50% over two years.) In addition, 25-30% of our assets are invested in income producing securities, principally REITs, that offer us a more stable, 12-15% projected annual rate of return. We think the returns from this portfolio segment are likely to be more consistent than our hired expected small cap growth equity returns. This is because a large part of the return is derived from dividends. Dividends, of course, should be more predictable than capital appreciation.


Mitch Rubin, our young, star REIT, hotel and retail business analyst helped me write the following "REIT" and "Portfolio Holdings" sections. Mitch, a Harvard Law School grad, has toiled as an analyst at Baron Capital for a little more than three years. He's also the point guard and captain of our championship, intramural basketball team. (Which, of course, says a lot about the league in which we compete.) I needed Mitch's help to complete this quarterly report since I had already spent more than 35 hours, including my entire Memorial Day weekend, writing it and my family was beginning to lose patience with me.


--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS


REITS have underperformed.


REITs have significantly underperformed most equity indexes this year. The NAREIT index has fallen 5% year to date while equities, in general, have advanced. Our real estate investments have also underperformed. Baron Growth & Income Fund's REITs have declined in value 4.5% this year.


Lagging REIT performance follows three years of very strong results. Baron Growth & Income Fund's REITs produced annual returns of 20%, 48% and 26% for the last three years. Since real estate stocks have substantially underperformed this year, several well managed real estate businesses with significant niche growth opportunities are now undervalued, in our opinion.


Kimco separates its growth and mature businesses.


Kimco Realty Corporation was the first publicly-traded modern REIT. For over 30 years, Kimco has acquired and subsequently redeveloped, for very good returns, neighborhood and community shopping centers. The company currently controls a broadly diversified portfolio with more than 40 million square feet in nearly 350 neighborhood and community shopping centers. Several recent transactions highlight the innovation and expertise of Kimco's management led by Milton Cooper.


Many properties in the core Kimco portfolio are reaching maturity with stable cash flows, but limited additional growth. Kimco intends to create a new REIT, Levered Kimco, into which its mature properties will be placed. This new vehicle would be able to use high leverage to enhance its equity returns and pay out a high dividend yield to its shareholders. To enhance the properties available for Levered Kimco and bolster its management team's development expertise, Kimco will merge with Price REIT. Price REIT is a west-coast based developer of community shopping centers anchored predominantly by "category killer" retailers, e.g., Home Depot, Costco, Home Base, and Office Max. Price

--------------------------------------------------------------------------------
                          BARON GROWTH & INCOME FUND
--------------------------------------------------------------------------------

currently controls a portfolio of approximately 7.5 million square feet with long term, triple net leases (the tenant pays for all expenses). These assets fit perfectly with Kimco's mature properties.

The assets remaining in Kimco following the Levered Kimco spin-out would have a higher projected growth rate and should command a premium valuation. The Kimco entrepreneurial growth portfolio can utilize Kimco's expertise in complex transactions, leasing and systems to create significantly higher returns. These opportunities may be in new, innovative property types e.g., healthcare, auto malls, manufactured home communities, as well as traditional underperforming shopping centers.

The company also recently announced the conclusion of a series of transactions where Kimco acquired the majority of the real estate assets of Venture Stores, the recently bankrupt discount retailer. Over a two year period, Kimco gained control of Venture's entire real estate portfolio of approximately 10 million square feet for approximately $415 million, a value roughly 50% of estimated real estate replacement cost. We expect Kimco to earn a return in excess of 15% on its investment in the Venture real estate. We added to our Kimco holdings.


Taubman's development properties begin to add value

Taubman Centers has been added to our real estate portfolio in the last several months. The Taubman family is one of the nation's pioneers in regional mall development. Over the last 50 years the company has amassed a portfolio of 25 of the highest quality, regional and super regional malls in the country.

While there are over a dozen mall REITs that are publicly traded, none can match the quality of the Taubman portfolio. Taubman's malls are the most productive in the United States with 1997 average sales per square foot of $384. Most Taubman malls dominate their regions. Rather than own a broadly diverse portfolio of malls, Taubman has focused on large centers in affluent, urban locations. The barriers to entry at these locations are enormous. Cost, time and regulatory hurdles that a competitor has to overcome to construct a competing center are generally prohibitive. As important, it would be very difficult to tenant a competing mall since Taubman already has four of the six possible anchor tenants in its malls.

Over the last several years, Taubman has had relatively modest funds from operations growth as the company built a development pipeline. While its competitors focused on high profile acquisitions at ever declining returns, the Taubman family determined that it could create substantially higher value through development. Taubman now has a pipeline of development projects that should contribute approximately $200 million per year in additional mall real estate to the Taubman portfolio at initial yields of 12% or greater for at least the next five years. Taubman's earnings growth rate increased in 1997 to 6.1% and should reach 9% by 1999.

Spieker renewal rents increasing dramatically, development begins.

We have continued to add to our holdings in Spieker Properties during the first quarter of 1998. Spieker is a west coast REIT concentrating on office and industrial properties principally in northern and southern California as well as Seattle and Portland. Spieker is appealing for the strength of its core markets, its dominance of these markets and the strength and expertise of its management. During 1997, and continuing in the first quarter of 1998, rents in Spieker's core markets continue to rise at strong double digit rates. In fact, rents on the 2.1 million square feet of space that was renewed or re-leased during the first quarter were a staggering 21.7% higher than the expiring rents on the same space. Approximately 42% of Spieker's nearly 40 million square feet of space will expire before the end of the year 2000. Management estimates that rents on this space are at least 20% below the current market rents.

Despite the strength of its internal rental growth, Spieker's management believes property acquisition prices in many of its markets now exceed replacement costs and offer unattractive returns. Although Embarcadero Center is the largest trophy asset in the company's San Francisco backyard, Spieker dropped out of the bidding when the acquisition price escalated beyond $1.2 billion, a price that represented only a 6-7% return without substantial rent expirations for several years. Ned Spieker has recently shifted his company's focus from acquisition to development. The company completed approximately $500 million of acquisitions during the first quarter and an additional $200 million is scheduled to close in the second quarter, but acquisition activity should soon slow considerably. Recent acquisitions have been completed at cap rates of approximately 8%. Spieker completed development projects last quarter totaling approximately $18 million with nearly 11% initial returns. In addition, the company has over 3.1 million square feet of development projects in progress aggregating approximately $300 million and expects to begin at least an additional $300 million of new development projects before the end of the year. These projects are all expected to yield in excess of 11% returns on cost.

Development opportunities, when coupled with the strength of the company's internal growth prospects from expiring, below-market leases, should allow Spieker to continue to deliver strong, double-digit funds from operation growth for at least the next several years.


--------------------------------------------------------------------------------
PORTFOLIO HOLDINGS

Hotels and Lodging

Choice Hotels benefits from new hotel construction

Choice Hotels was spun out of Manor Care as a dividend to that company's shareholders during October 1996. Choice subsequently spun out its owned hotel real estate properties into a

--------------------------------------------------------------------------------
                          BARON GROWTH & INCOME FUND
--------------------------------------------------------------------------------

separate entity, Sunburst Hospitality, in October of 1997. As a result of these transactions, Choice is now strictly a hotel franchisor. Choice currently franchises six hotel brands in three market segments. Its full service brand is Clarion; its limited service brands, Comfort Inn, Quality Inn, Sleep Inn, Rodeway Inn and Econo Lodge; and its extended stay brand, MainStay Suites. At the end of 1997, Choice's worldwide franchise system boasted nearly 3,500 hotels with approximately 300,000 rooms. Choice is one of the top 20 franchise companies in the United States. Choice is the second largest hotel franchisor in the world.

The last two years have seen a dramatic increase in new hotel construction. As a franchisor, Choice is helped, not hurt, by this increase in hotel construction activity. This construction means substantial growth in the number of franchised units in the Choice system. During 1997, the company's franchised hotel rooms grew by approximately 8%. Currently, the Choice system has over 850 hotels under development with approximately 75,000 additional rooms, which will provide a potential 25% increase in franchised rooms over the next two to three years.

Most of the costs of maintaining the Choice franchise system are fixed and only marginal cost increases are required for the growth of the system. As a result, Choice profit margins should continue to expand. Moreover, without the need for maintenance capital expenditures for real estate, Choice's franchise system generates substantial free cash flow.

There are substantial additional embedded revenue opportunities within the Choice business that could further accelerate the company's growth rate. Choice has repurchased nearly four million of its outstanding shares since it has been publicly owned.


--------------------------------------------------------------------------------
OTHER DEVELOPMENTS

All sections of the preceding Baron Asset Fund report are relevant to your investment in Baron Growth & Income Fund. Please see sections titled "Performance," "Investment Strategy," "Recent News Developments," "Portfolio Holdings" and "Other Developments."


Thank you for investing in Baron Growth & Income Fund.

We understand it cannot be an easy decision for most individuals when deciding in which mutual funds to invest your hard earned savings. The decision can only be more difficult when those savings are intended to fund a first home, your children's education or your retirement. The decision certainly has not been made any easier since there are now more mutual funds than stocks. And, voluminous expert advice is readily available ...but it is often conflicting.

We hope that our quarterly reports, annual investment conferences, widely published interviews with the financial press and quarterly adviser conference calls have allowed you to determine if Baron Growth & Income Fund is an appropriate investment for you and your family.

We are clearly disappointed in the performance of our Fund during the past five months, and are greatly appreciative of the strong support of our fellow shareholders. We will continue to work hard to justify your confidence. We remain optimistic that the businesses in which we are part owners have very strong long term growth prospects and, that we will soon, again, have favorable performance results to report. If you have any questions or comments, please feel free to write. Again, thank you for your support.



Sincerely,

/s/ Ronald Baron
---------------------
Ronald Baron
President
May 26, 1998

                                    [LOGO]

     BARON SMALL
3    CAP FUND


PERFORMANCE........................................................13

NEW SHAREHOLDERS...................................................13

LONG TERM POSITIONS................................................14

















767 Fifth Avenue
NY, NY 10153
212-583-2100
1-800-99-BARON

BARON SMALL CAP FUND


SHAREHOLDER LETTER

Dear Baron Small Cap
Fund Shareholder:

--------------------------------------------------------------------------------
PERFORMANCE

Baron Small Cap performed well in the March Quarter. Baron Small Cap gained 14.8% and since its founding on October 1, 1997, the Fund is up 18.4%. This compares favorably to the Russell 2000 which was up 10.1% in the quarter and up 6.5% for the past six months. For the quarter, Baron Small Cap ranked number 73 out of the 583 small cap funds that Lipper Analytical tracks.

--------------------------------------------------------------------------------
NEW SHAREHOLDERS

Baron Small Cap has just completed its second quarter of operations and therefore many of you are new shareholders. The Fund has grown to $535 million as of May 26, 1998 and we appreciate the support and confidence you have placed in us.

As I discussed in the last quarterly letter, we set out to invest in companies with superior pros-pects managed by superb executives that we purchase at attractive prices. We utilize a common investment philosophy with the other Baron funds with our focus on thorough bottom-up research of companies.

The Fund's investments can be classified as Growth Stocks (45% of portfolio), Fallen Angels (30% of portfolio) and Special Situations (25% of portfolio). We expect the portfolio to be comprised of stocks across all three classifications with no target percentages and often with stocks falling across more than one classification, as I will cover by example later in this report.

Growth stocks include: Premier Parks (3.8% of portfolio), Iron Mountain (3.8% of portfolio) and Metro Networks (3.6% of portfolio). Fallen Angels include: three separate rural cellular positions (7% of portfolio), two paging stocks (3.7% of portfolio), and two cinema holdings (2% of portfolio). Special Situations include: spinoffs (ChoicePoint, Unova, Commonwealth Telephone), recaps and restructurings (US Office Products and El Paso


--------------------------------------------------------------------------------
Baron Small Cap Fund:


Baron SC Fund
                            BSC     S&P   Russell
Qtr 1998                   14.8%   13.9%   10.1%

                           BSC     S&P    Russell
Since InceptiPN            18.4%   17.2%    6.5%

--------------------------------------------------------------------------------
                             BARON SMALL CAP FUND
--------------------------------------------------------------------------------

Electric), and new business formations (SFX Entertainment, IT Corporation and Paragon Health Network).

We are currently most excited about opportunities that we have identified in communications, media, entertainment, real estate, retail, business and healthcare services. These industries comprise over 70% of the Fund's assets. These are industries in which I have developed an expertise and invested in throughout my career and in which the Baron team has extensive experience.

As of March 31, 1998, the Fund had $449 million in assets invested in 59 securities. The portfolio is relatively concentrated for a diversified fund; the top ten ideas represent 40% of assets. New positions that have become part of our top ten holdings this quarter include: Centennial Cellular, Metro Networks, United Stationers and Unova.

We will sell stocks when the businesses in which we are investing are not performing to our expectations or when we are concerned that they won't (Suburban Lodges); when companies are acquired (Regal Cinemas, Culligan); and when stock prices reach target levels and we find new ideas that are more compelling (RDO Equipment, Emeritus Corporation). I believe in an old investment adage -- "cut your weeds and water your flowers". The "pruning" can, at times, cause higher than normal turnover. For the six months ending March 31, 1998, the Fund's annualized turnover is approximately 46%. For the same six months, the Fund's tax position is a net loss which bodes well for a small dividend at year end. As a substantial investor myself in the Fund, I will always keep an eye on minimizing the tax burden to shareholders whenever possible.


--------------------------------------------------------------------------------
LONG TERM POSITIONS

We look forward to finding businesses in which we can invest for a long time; businesses in which we can make many times our initial investment.

Premier Parks, which I consider a long term growth stock, has a unique history. It was founded in 1981 as the Tierco Group which from 1981 to 1989 made various real estate investments and loans. Present management, including CEO Kieran Burke, got involved in 1989 when the firm was failing. They decided to sell off all of its real estate holdings and focus the business on its theme park operations, which at that time consisted of a 50% interest in a small park in Oklahoma City called Frontier City. Oddly enough, Tierco originally acquired its interest in the park because they were interested in its land value, not its operations. The new management became enamored with the park and sensed an opportunity to build a larger business in the regional amusement park industry.



The thesis was simple and still holds today: First, the assets are regional monopolies. Usually there is only one park of size in each metropolitan area and there are significant barriers to entry.

Second, the experience is fun and affordable. As opposed to taking a family to a Disney park, a regional park gets $20-$35 per visitor for an entire day of rides, shows, food and merchandise. And third, most parks are not well maintained or promoted since they have been owned by families who didn't have the capital or the expertise to upgrade and market their product. Our team felt they could do it better and could create a unique company. They attracted a great theme park operator, Gary Story, and a crack financial man, Jim Dannheuser, and changed the name of the company to Premier Parks and set out to expand.


They acquired two small parks in the early '90's and in August 1995, acquired three parks in the Funtime acquisition. Premier paid $60 million which was 5 times the $12M of trailing cash flow (cash flow is the operative figure with theme parks because reported depreciation is not a good indicator of capital expenditures). Over that winter, they invested $22M more into the parks to renovate the existing facilities and add new rides and attractions. This is the main strategy of the company -- don't just buy, but buy and improve through better management and capital investment. The returns have been spectacular. The three Funtime parks did cash flow of $21M in 1996. So for a total investment of $82M, they earned over 25% and created an asset worth about three times their investment (assuming the parks are worth 12 times cash flow).


The company raised public equity in early to mid 1996 at $18/share, which was the time I first became a shareholder. In the fall of 1996 and early 1997, Premier acquired six more parks, the most significant being Elitch Gardens in Denver, Riverside Park in New England and Marine World outside San Francisco. The returns on these investments including the significant capital invested in the parks since acquisitions has also been outstanding. Attendance at Riverside grew from 750K to 1.25M from 1996 to 1997 and cash flow grew from $1.5M to $8.2M. Elitch's attendance went from 900K to 1.4M and cash flow from negative $1M to positive $8.6M in its first year under Premier's management.


In late 1997, the company bought Kentucky Kingdom near Louisville and in early 1998, a group of European parks owned by a Dutch company called Walibi, the first of what could be a big international program. Both of these deals have the same characteristics of earlier purchases -- modest purchase multiples and big upside potential in cash flow.


Then lightning struck. Premier acquired the industry leader, which they had dreamt of owning since the outset. They purchased Six Flags Entertainment from Time Warner/Boston Ventures for $1.9 billion. Six Flags has twelve parks throughout the United States and trailing cash flow of about $200M. Opportunities are great: First, though you wouldn't suspect it, Six Flags was under-managed and capital starved. Sometimes this happens in LBOs or when a subsidiary is too small to be significant to its

--------------------------------------------------------------------------------
                             BARON SMALL CAP FUND
--------------------------------------------------------------------------------

larger corporate parent. As a company, Six Flags had EBITDA (cash flow) margins of 25%, whereas Premier's larger, comparable parks have margins in the high 30s. Margin improvement and modest top line growth along with the expected $25M of overhead savings could increase Six Flags' cash flow from $200M to over $400M meaning the purchase price would decline from about 10 times to 5 times cash flow.

Second, there are numerous revenue opportunities at the Six Flags Parks. Premier is considering adding water parks, either as part of the existing park or separate "gates" at four of the parks, plus one of the old Premier Parks. We expect the aggregate investment to be between $50-60M and the return to be in excess of 50%. They plan to add rides in some Six Flags parks which, along with the contemplated water parks, will decrease the waiting time and increase throughput at the park. They hope to attract real estate developers to build hotels and camp grounds near the parks which will drive attendance. They plan to more effectively sell advertising and sponsorship because of the company's larger footprint. All these revenue opportunities are very exciting because the incremental margins on additional park revenues is very high.

Third, and most significant, is the corollary benefit of the Six Flags name on the rest of Premier's portfolio. Premier will re-brand most of its big parks Six Flags and use this well-known name and the animated characters of Warner Brothers and DC Comics to better market the parks. Former management of Six Flags re-flagged a few acquired parks during its tenure and the results were great. Attendance in Los Angeles went from 1.5M to 3.5M, Chicago from 2.2M to 3.5M and New Jersey from 1.5M to 4.0M. Premier has parks in New England, Washington/Baltimore, and San Francisco, whose attendance today is about 1M visitors and, in the future, could be 3M visitors. Also, in-park spending is expected to rise dramatically as kids lobby their folks to buy Bugs Bunny and Batman dolls as opposed to nameless kewpie dolls. In-park spending at Six Flags is $5 more per head than at Premier. The financial impact of this could be enormous.

For instance, if attendance at Adventure World in Washington D.C. goes from 1.0M to 3.0M and "per-cap" rises from $24 to $35, all reasonable assumptions in time, cash flow at the park goes from $5M in 1997 to over $35M. And Premier owns 400 approved underdeveloped acres on the site to build a second gate and other amenities, both very high return projects.

As you can tell, we are very excited about Premier's prospects. We feel cash flow could go from about $275M in 1997 to between $550M and $650M over the next few years from these assets. Though the stock trades at a reasonable price on the trailing numbers and 1998 estimates, it does not reflect Premier's potential. Debt will decline from about $1.5B to $1.0B over the time frame so the cash flow growth will accrete to us, the shareholders. If the stock maintains its multiples, which we feel it will, the stock could double or triple.

As of March 31, 1998, Baron Small Cap had purchased 290,000 shares of Premier Parks at an average price of $41.23. At the time of our first purchase Premier had a market cap of $700 million. Premier is the third largest position in the portfolio.

A second significant investment which I consider both a special situation and a fallen angel is International Technology Corporation (IT). We are investing in the new IT, which this June will merge its business with OHM Corporation to become a very large environmental service company. I go back with both of these companies a long time, having first invested in IT in 1985 and OHM in 1986 when they were two leading, fast-growing hazardous waste contractors. In fact, on my desk at home, safely out of reach of my young kids, is a piece of incinerated Dioxin-laden stone encased in lucite, that IT gave to me in the mid 80's. (am I getting old!). Back then, the industry was booming -- the superfund had just been written and both private and governmental cleanups were starting up and being pursued in earnest. Both companies had lead technologies and assets in mobile incineration and wholly owned landfills, which gave them a real advantage in winning business. Both had aggressive entreprenurial family managements.

That's where the fun ends. The landfills quickly became liabilities (in fact, IT is just now finishing the closure of its last waste site), the incinerators didn't work so well and the NIMBY (Not In My Backyard) syndrome stifled their deployment. The EPA and other regulatory agencies talked tough, but didn't enforce the environmental laws strongly enough so cleanups got delayed and delayed, and the family managements weren't up to the challenges of running their bigger companies in this difficult environment. The result was disastrous for the share prices of these stocks. IT traded at over $100/share in late 1986 and fell to the teens in 1989 and today, ten years later, still trades around $10/share.

The change that has caught our attention and got us back involved is the following. In November 1996, Carlyle Group, a fine, private merchant banking firm located in Washington, D.C. made a $45M investment to buy 40% of IT and effectively took over control of the company. Carlyle has principals who formerly held high-ranking positions in the federal government and has successfully invested in businesses related to the government -- most notably the restructuring of the defense industry. They saw in the environmental service industry the need for scale, which would increase capabilities and, most importantly, profitability, as the government and private businesses seek larger, more comprehensive service providers. They identified IT as a leading company with a strong reputation, excellent service capabilities and fine internal systems, which could serve as a platform to build a big company. In addition, they identified Tony DeLuca, formerly the CFO of IT, as a business leader who could pull it all together. In other words, IT is transforming itself from a small, family-run operation into a large, professionally managed, industry leader.

--------------------------------------------------------------------------------
                             BARON SMALL CAP FUND
--------------------------------------------------------------------------------


IT announced the purchase of OHM in late 1997. IT generated about $400M in revenues in 1997 and OHM did about $600M, so the new IT will be a billion dollar revenue company. The deal is highly accretive. Management has identified cost savings of at least $25M which are significant when compared to historical combined operating profits of less than $50M. The savings are so significant not only because there are duplicate corporate offices and personnel, but also because each company spent tens of millions of dollars a year in preparing bids on new work and now only one bid needs to be prepared.

On a pro-forma basis, the new IT is being valued at about ten times reported earnings of $.90 per share. This number is being penalized by about $.30 per share of goodwill amortization which we feel should be added back to earnings, so the operable earnings number is a $1.20 per share. At about $10 each share, the stock is cheap. It's even cheaper on free cash flow, which is almost twice earnings because IT won't pay taxes near term and has capital requirements which are less than reported depreciation.

Not only is IT a cheap stock, but we are excited about the growth prospects for the new company. The new entity is already jointly bidding work and has been highly successful and its clients seem excited about the new company's size and joint capabilities. Margins are still depressed and we are encouraged that industry consolidation will lead to better profitability. And importantly, IT plans to continue to be a consolidator and is pursuing domestic and international acquisitions of significance.

As opposed to Premier Parks, which is known to Wall Street, but whose prospects are not well enough appreciated, IT is unknown. Since the industry has been in the doldrums and the new company is just now being formed, IT is not covered by Wall Street analysts and has a low profile with investors. As Wall Street becomes better educated about the new IT, we expect its stock price to rise. The company's growth and execution of the new business plan should take us beyond.

As of March 31st, Baron Small Cap had purchased 600,000 shares of IT Corporation at an average price of $9.81.


Thank you

I want to thank my fellow investors for investing with us. We feel good about our performance in this quarter and are excited about the prospects of our companies. I hope these letters give you a better sense of what we are investing in and how we think about it.





Sincerely,

/s/ Cliff Greenberg
------------------------
Cliff Greenberg
Vice President,
Portfolio Management

--------------------------------------------------------------------------------
                                  BARON FUNDS
--------------------------------------------------------------------------------

Table I
--------------------------------------------------------------------------------
Portfolio Market Capitalization
--------------------------------------------------------------------------------



The Funds invest primarily in small and medium sized companies. Table I ranks the Funds' investments by market capitalization and displays the percentage of the Funds' portfolios invested in each market capitalization category. At times the Funds will invest in companies with market capitalizations greater than $2.0 billion. These larger cap companies have increased in value since the Funds first invested in them and still offer attractive opportunities for further appreciation.


Baron Asset Fund
--------------------------------------------------------------------------------

                                              Equity         % of
Company                                     Market Cap     Portfolio
--------------------------------------------------------------------------------
                                               (Millions)
                             Large Capitalization
--------------------------------------------------------------------------------
Charles Schwab Corp. ......................  10,143           3.9%
Starwood Hotels & Resorts .................  10,100           0.3
Robert Half Intl., Inc. ...................   4,415           2.2
Mirage Resorts, Inc. ......................   4,365           1.1
Outdoor Systems, Inc. .....................   4,248           0.8
Promus Hotel Corp. ........................   4,156           0.5
Public Storage, Inc. ......................   3,748           0.1
Qualcomm, Inc. ............................   3,703           0.3
Vornado Realty Trust ......................   3,630           0.4
                                                             ----
                                                              9.7%
                             Medium Capitalization
--------------------------------------------------------------------------
Univision Communications, Inc. ............   3,208           0.3%
Polo Ralph Lauren Corp. ...................   3,014           3.0
Corrections Corp. of America ..............   2,740           1.1
Stewart Enterprises, Inc. CL A ............   2,711           1.5
Spieker Properties, Inc. ..................   2,555           1.7
Quorum Health Group, Inc. .................   2,534           1.2
Manor Care, Inc. ..........................   2,356           7.0
Proffitt's, Inc. ..........................   2,226           0.2
Heftel Broadcasting Corp. .................   2,207           2.8
Dollar Tree Stores, Inc. ..................   2,089           2.5
Circus Circus Enterprises, Inc. ...........   2,010           0.2
MGM Grand, Inc. ...........................   1,987           0.2
Delta and Pine Land Co. ...................   1,978           1.2
American Radio Systems Corp. CL A .........   1,875           2.0
Universal Outdoor Hldgs, Inc. .............   1,730           0.5
UICI ......................................   1,598           0.2
Paging Network, Inc. ......................   1,589           0.3
Industrie Natuzzi SPA ADR .................   1,571           0.1
Sun Intl. Hotels, Ltd .....................   1,562           1.9
Renaissance Worldwide, Inc.
   (Formerly The Registry, Inc.) ..........   1,532           0.7
AMF Bowling, Inc. .........................   1,530           3.0
Williams-Sonoma, Inc. .....................   1,512           0.3
Kimco Realty Corp. ........................   1,511           0.5
Phycor, Inc. ..............................   1,509           0.9
                                                             ----
                                                             33.3%
                             Small Capitalization
--------------------------------------------------------------------------
Post Properties, Inc. .....................   1,418           0.1%
Sylvan Learning Systems, Inc. .............   1,403           0.7
NTL, Inc. .................................   1,397           2.2
Cox Radio, Inc. ...........................   1,380           0.8
Sotheby Holdings, Inc. ....................   1,319           3.8
Bristol Hotel Co. .........................   1,205           2.3

--------------------------------------------------------------------------------

                                               Equity         % of
Company                                      Market Cap     Portfolio
--------------------------------------------------------------------------------
                                             (Millions)
                       Small Capitalization (Continued)
--------------------------------------------------------------------------------
DeVry, Inc. .............................      1,185          1.5%
Choice Hotels Intl. Inc. ................      1,099          4.6
Premier Parks, Inc. .....................      1,096          1.5
Unova, Inc. .............................      1,090          0.2
Storage USA, Inc. .......................      1,062          0.1
Budget Group, Inc. ......................      1,038          1.1
Vail Resorts, Inc. ......................        999          3.0
Genesis Health Ventures, Inc. ...........        989          0.5
Cross Timbers Oil Co. ...................        934          1.5
OM Group, Inc. ..........................        929          1.0
CCA Prison Realty Trust .................        894          2.0
Flextronics Intl. Ltd. ..................        835          1.1
Stein Mart, Inc. ........................        818          1.0
Choicepoint, Inc. .......................        797          0.7
Seacor Smit, Inc. .......................        769          0.8
ITT Educational Services, Inc. ..........        756          0.1
Iron Mountain, Inc. .....................        729          0.4
Young Broadcasting, Inc. ................        717          1.1
Metro Networks, Inc. ....................        713          1.0
Signature Resorts, Inc. .................        709          0.6
Central European Media Enterprises Ltd.          702          0.0
Centennial Cellular Corp. ...............        677          0.3
Libbey, Inc. ............................        656          1.0
Sun Communities, Inc. ...................        586          0.2
Vitalink Pharmacy Svcs., Inc. ...........        563          0.5
Marcus Corp. ............................        534          0.2
Equity Corp. Intl. ......................        512          0.2
Education Management Corp. ..............        492          0.6
Learning Tree Intl., Inc. ...............        487          1.5
Alexander's, Inc. .......................        469          0.5
Southern Union Co. ......................        451          0.1
American Mobile Satellite Corp. .........        436          1.0
Smart and Final, Inc. ...................        435          0.8
Pierce Leahy Corp. ......................        417          0.1
Counsel Corp. ...........................        412          0.5
Redwood Trust, Inc. .....................        353          0.2
CD Radio, Inc. ..........................        351          0.4
Assisted Living Concepts, Inc. ..........        335          0.2
Shaw Group, Inc. ........................        311          0.2
American HomePatient, Inc. ..............        291          0.1
Kenneth Cole Productions, Inc. ..........        268          0.2
DVI, Inc. ...............................        253          0.7
Avatar Holdings, Inc. ...................        252          0.4
American Freightways Corp. ..............        237          0.1
CoreComm, Inc. ..........................        220          0.4

--------------------------------------------------------------------------------
                             BARON SMALL CAP FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                   Equity       % of
Company                                          Market Cap   Portfolio
--------------------------------------------------------------------------------
                                                 (Millions)
                       Small Capitalization (Continued)
--------------------------------------------------------------------------------
Saga Communications, Inc. ...................       212         0.9%
Youth Services Intl., Inc. ..................       191         0.4
Strategic Distribution, Inc. ................       187         0.1
Sunburst Hospitality Corp. ..................       175         0.6
Apple Orthodontix, Inc. .....................       171         0.2
Pediatric Services of America, Inc. .........       153         0.4
USA Truck, Inc. .............................       141         0.1
Simon Transportation Services, Inc. .........        97         0.1
                                                               ----
                                                               47.1%

Baron Growth & Income Fund
--------------------------------------------------------------------------------


                                                 Equity         % of
Company                                        Market Cap     Portfolio
--------------------------------------------------------------------------------
                                               (Millions)
                             Large Capitalization
--------------------------------------------------------------------------
Charles Schwab Corp. ........................  10,143           5.7%
Starwood Hotels & Resorts ...................  10,100           0.8
Robert Half Intl., Inc. .....................   4,415           2.5
Mirage Resorts, Inc. ........................   4,365           0.8
Public Storage, Inc. ........................   3,748           1.0
Qualcomm, Inc. ..............................   3,703           1.6
Vornado Realty Trust ........................   3,630           1.3
                                                               ----
                                                               13.7%
                            Medium Capitalization
--------------------------------------------------------------------------
Polo Ralph Lauren Corp. .....................   3,014           0.9%
Corrections Corp. of America ................   2,740           1.2
Stewart Enterprises, Inc. CL A ..............   2,711           1.3
Spieker Properties, Inc. ....................   2,555           2.3
Quorum Health Group, Inc. ...................   2,534           1.2
Manor Care, Inc. ............................   2,356           5.2
Heftel Broadcasting Corp. ...................   2,207           3.5
Boston Properties, Inc. .....................   2,171           1.1
Dollar Tree Stores, Inc. ....................   2,089           2.3
Delta and Pine Land Co. .....................   1,978           1.6
American Radio Systems Corp. CL A ...........   1,875           3.4
Sun Intl. Hotels, Ltd. ......................   1,562           1.9
AMF Bowling, Inc. ...........................   1,530           6.5
Kimco Realty Corp. ..........................   1,511           1.2
                                                               ----
                                                               33.6%
                             Small Capitalization
--------------------------------------------------------------------------
Cadillac Fairview Corp. .....................   1,435           0.8%
Post Properties, Inc. (Formerly
   Columbus Realty Trust) ...................   1,418           1.1
Sylvan Learning Systems, Inc. ...............   1,403           0.6
NTL, Inc. ...................................   1,397           2.6
Scandinavian Broadcasting Systems ...........   1,347           0.4
Sotheby Holdings, Inc. ......................   1,319           0.8
Bristol Hotel Co. ...........................   1,205           2.7
DeVry, Inc. .................................   1,185           1.3
Choice Hotels Intl., Inc. ...................   1,099           8.6
Storage USA, Inc. ...........................   1,062           1.1
Reckson Associates Realty Corp. .............   1,054           0.5
Vail Resorts, Inc. ..........................     999           1.1
Cross Timbers Oil Co. .......................     934           2.0
OM Group, Inc. ..............................     929           1.2

--------------------------------------------------------------------------------

                                                   Equity       % of
Company                                          Market Cap   Portfolio
--------------------------------------------------------------------------------
                                                 (Millions)
                       Small Capitalization (Continued)
--------------------------------------------------------------------------------
CCA Prison Realty Trust .....................       894         2.1%
Flextronics Intl. Ltd. ......................       835         1.2
Stein Mart, Inc. ............................       818         0.8
Choicepoint, Inc. ...........................       797         0.4
Seacor Holdings, Inc. .......................       769         0.4
Metro Networks, Inc. ........................       713         0.9
Taubman Centers, Inc. .......................       691         1.0
CBL & Associates Properties, Inc. ...........       590         0.4
Sun Communities, Inc. .......................       586         1.3
Healthcare Realty Trust, Inc. ...............       584         0.6
Marcus Corp. ................................       534         0.4
Education Management Corp. ..................       492         0.4
Learning Tree Intl., Inc. ...................       487         1.2
Alexander's, Inc. ...........................       469         0.4
Southern Union Co. ..........................       451         1.4
American Mobile Satellite Corp. .............       436         1.8
Smart and Final, Inc. .......................       435         2.1
Pierce Leahy Corp. ..........................       417         0.9
Counsel Corp. ...............................       412         2.3
ESG Re Ltd. .................................       362         0.9
Medallion Financial Corp. ...................       349         1.0
Assisted Living Concepts, Inc. ..............       335         0.3
DVI Health Services Corp. ...................       253         1.0
Avatar Holdings, Inc. .......................       252         0.2
Saga Communications, Inc. ...................       212         1.1
Sunburst Hospitality Corp. ..................       175         1.4
Apple Orthodontix, Inc. .....................       171         0.2
Children's Comprehensive Services, Inc.             153         0.6
Pediatric Services of America, Inc. .........       153         0.7
                                                               ----
                                                               52.0%

Baron Small Cap Fund
--------------------------------------------------------------------------------


                                                  Equity         % of
                Company                         Market Cap     Portfolio
--------------------------------------------------------------------------------
                                                (Millions)
                             Medium Capitalization
--------------------------------------------------------------------------------
US Office Products Co .......................      2,530        1.7%
Universal Outdoor Hldgs, Inc. ...............      1,730        3.4
Paging Network, Inc. ........................      1,589        1.7
Sun Intl. Hotels, Ltd. ......................      1,562        1.3
AMF Bowling, Inc. ...........................      1,530        3.4
Williams-Sonoma, Inc. .......................      1,512        2.1
Kimco Realty Corp. ..........................      1,511        1.5
                                                               ----
                                                               15.0%
                             Small Capitalization
--------------------------------------------------------------------------------
Culligan Water Tech., Inc. ..................      1,498        3.6%
Sylvan Learning Systems, Inc. ...............      1,403        0.3
Mobile Telecommunication
   Technologies Corp ........................      1,237        2.0
Bristol Hotel Co. ...........................      1,205        1.5
Premier Parks, Inc. .........................      1,096        3.7
Unova, Inc. .................................      1,090        2.9
SFX Broadcasting, Inc. ......................      1,045        2.4
Budget Group, Inc. ..........................      1,038        1.7
Amphenol Corp. ..............................      1,011        1.0

--------------------------------------------------------------------------------
                             BARON SMALL CAP FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                  Equity       % of
Company                                         Market Cap   Portfolio
--------------------------------------------------------------------------------
                                                (Millions)
                      Small Capitalization (Continued)
--------------------------------------------------------------------------------
United Stationers, Inc. ....................       999         3.2%
Regal Cinemas, Inc. ........................       997         0.4
Century Communications Corp. ...............       954         0.5
CCA Prison Realty Trust ....................       894         1.9
United Rentals, Inc. .......................       874         1.0
Excel Realty Trust, Inc. ...................       835         1.5
Paragon Health Network, Inc. ...............       824         1.3
Harman International Industries, Inc. ......       820         1.6
Choicepoint, Inc. ..........................       797         3.0
Iron Mountain, Inc. ........................       729         3.8
Intrawest Corp. ............................       722         1.2
Young Broadcasting, Inc. ...................       717         1.8
Metro Networks, Inc. .......................       713         3.6
Centennial Cellular Corp. ..................       677         3.8
Commnet Cellular, Inc. .....................       628         0.8
Dril-Quip, Inc. ............................       560         1.5
Commonwealth Telephone
   Enterprises, Inc. .......................       517         1.9
El Paso Electric Co ........................       501         1.4
                                                              ----
                                                              53.4%
                             Micro Capitalization
--------------------------------------------------------------------------------
West Marine, Inc. ..........................       490         1.0%
Pierce Leahy Corp. .........................       417         0.6
Counsel Corp. ..............................       412         3.4
Province Healthcare Co. ....................       342         0.6
Assisted Living Concepts, Inc. .............       335         1.7
U.S.A. Floral Products, Inc. ...............       326         1.3
Coinmach Laundry Corp. .....................       278         1.9
Specialty Teleconstructors, Inc. ...........       270         0.7
Kenneth Cole Productions, Inc. .............       268         0.9
Crescent Operating, Inc. ...................       240         0.7
Pentacon, Inc. .............................       217         0.5
Strategic Distribution, Inc. ...............       187         1.1
Dispatch Management Services Corp. .........       181         0.1
Cineplex Odeon Corp. .......................       175         1.4
Apple Orthodontix, Inc. ....................       171         0.8
Career Education Corp. .....................       165         1.8
Mortons Restaurant Group, Inc. .............       153         1.8
Rural Cellular Corp. .......................       151         2.1
Bright Horizons Childrens Center, Inc. .....       139         0.1
Equity Marketing, Inc. .....................       133         1.5
Medical Resources, Inc. ....................       120         0.9
International Technology Corp ..............        99         1.4
U.S. Diagnostic, Inc. ......................        99         0.3
Simon Transportation Services, Inc. ........        97         0.9%
                                                              ----
                                                              27.3

Table II
--------------------------------------------------------------------------------
Portfolio Risk Characteristics
--------------------------------------------------------------------------------

The Funds are diversified not only by industry, but also by external risk factors that might impact the companies in which the Funds invest. Table II displays some of the risk factors that are currently monitored and the percentage of each portfolio considered exposed to these factors. The Funds use this tool to avoid concentration of risk within the portfolios.



                                                     Baron         Baron
                                       Baron         Growth        Small
                                       Asset        & Income        Cap
                                        Fund          Fund         Fund
                                    -----------   -----------   ----------
                                        % of          % of         % of
                                     Portfolio     Portfolio     Portfolio
                                    -----------   -----------   ----------
Oil Price Sensitivity ...........     23.6%         22.0%         14.3%
Leverage (Debt greater than 40%
   of Market Cap) ...............     21.8          33.4          37.5
Foreign Sales Dependent
   (Sales greater than 10%) .....     12.4          16.1          13.7
Volatility (Beta greater than
   1.2) .........................     12.9          14.6          14.5
Over-the-Counter
   Securities ...................     25.2          24.8          51.5
Unseasoned Securities
   (Publicly owned
     for less than 3 years) .....     30.3          37.6          48.5
   (Publicly owned
     for less than 1 year) ......      9.2          14.0          21.7
Turnarounds .....................      0.0           0.0           6.9
Development Companies ...........      3.0           3.7           7.6

--------------------------------------------------------------------------------
                             BARON SMALL CAP FUND
--------------------------------------------------------------------------------

Table III
--------------------------------------------------------------------------------
Historical Information
--------------------------------------------------------------------------------

Table III displays on a quarterly basis the Funds' closing net assets and net asset value per share, dividend distributions and the value of $10,000 invested in a Fund at the time of its inception.

--------------------------------------------------------------------------------
Baron Asset Fund
--------------------------------------------------------------------------------

                                Net Asset                    Value of Shares
                                  Value                     Owned, if Initial
  Date       Fund Net Assets    Per Share    Dividends   Investment was $10,000*
--------------------------------------------------------------------------------
06/12/87    $     108,728      $ 10.00                            $10,000
--------------------------------------------------------------------------------
06/30/87        1,437,521       10.71                              10,710
--------------------------------------------------------------------------------
09/30/87        3,905,221       11.95                              11,950
--------------------------------------------------------------------------------
12/31/87        4,406,972       10.10      $ 0.197                 10,298
--------------------------------------------------------------------------------
03/31/88        6,939,435       11.56                              11,786
--------------------------------------------------------------------------------
06/30/88        9,801,677       12.68                              12,928
--------------------------------------------------------------------------------
09/30/88       11,734,509       12.98                              13,234
--------------------------------------------------------------------------------
12/31/88       15,112,031       12.87        0.701                 13,843
--------------------------------------------------------------------------------
03/31/89       22,269,578       14.75                              15,864
--------------------------------------------------------------------------------
06/30/89       31,397,929       16.06                              17,273
--------------------------------------------------------------------------------
09/30/89       47,658,616       17.22                              18,521
--------------------------------------------------------------------------------
12/31/89       49,007,084       14.66        1.409                 17,299
--------------------------------------------------------------------------------
03/31/90       50,837,946       13.87                              16,367
--------------------------------------------------------------------------------
06/30/90       54,413,786       14.32                              16,898
--------------------------------------------------------------------------------
09/30/90       40,002,612       10.88                              12,838
--------------------------------------------------------------------------------
12/31/90       42,376,625       11.75        0.198                 14,100
--------------------------------------------------------------------------------
03/31/91       47,104,889       13.88                              16,656
--------------------------------------------------------------------------------
06/30/91       45,600,730       13.81                              16,572
--------------------------------------------------------------------------------
09/30/91       47,409,180       14.80                              17,760
--------------------------------------------------------------------------------
12/31/91       46,305,042       15.71        0.035                 18,895
--------------------------------------------------------------------------------
03/31/92       48,011,634       16.72                              20,109
--------------------------------------------------------------------------------
06/30/92       42,289,409       15.28                              18,377
--------------------------------------------------------------------------------
09/30/92       43,816,305       16.20                              19,484
--------------------------------------------------------------------------------
12/31/92       47,955,530       17.73        0.162                 21,522
--------------------------------------------------------------------------------
03/31/93       50,015,244       18.82                              22,845
--------------------------------------------------------------------------------
06/30/93       52,432,090       19.70                              23,912
--------------------------------------------------------------------------------
09/30/93       59,916,570       21.91                              26,595
--------------------------------------------------------------------------------
12/31/93       64,069,114       21.11        0.774                 26,576
--------------------------------------------------------------------------------
03/31/94       63,099,109       20.69                              26,047
--------------------------------------------------------------------------------
06/30/94       68,880,300       20.40                              25,682
--------------------------------------------------------------------------------
09/30/94       80,258,542       22.82                              28,728
--------------------------------------------------------------------------------
12/31/94       87,058,228       22.01        0.656                 28,547
--------------------------------------------------------------------------------
03/31/95      160,603,528       24.29                              31,505
--------------------------------------------------------------------------------
06/30/95      202,259,502       25.79                              33,450
--------------------------------------------------------------------------------
09/30/95      289,973,331       29.30                              38,003
--------------------------------------------------------------------------------

12/31/95      353,095,409       29.74        0.034                 38,618
--------------------------------------------------------------------------------
03/31/96      638,297,904       34.14                              44,332
--------------------------------------------------------------------------------
06/30/96    1,124,647,802       36.65                              47,591
--------------------------------------------------------------------------------
09/30/96    1,166,057,654       35.50                              46,098
--------------------------------------------------------------------------------
12/31/96    1,326,321,785       36.23        0.039                 47,097
--------------------------------------------------------------------------------
03/31/97    1,663,347,667       34.98                              45,472
--------------------------------------------------------------------------------
06/30/97    2,306,228,855       41.74                              54,260
--------------------------------------------------------------------------------
09/30/97    3,224,498,394       47.43                              61,656
--------------------------------------------------------------------------------
12/31/97    3,793,013,753       48.51        0.000                 63,060
--------------------------------------------------------------------------------
03/31/98    5,187,450,337       53.68                              69,781
--------------------------------------------------------------------------------
* Assumes all dividends were reinvested and no shares were redeemed.

BARON ASSET FUND'S
AVERAGE ANNUAL RETURN

                          Period ended March 31, 1998


One year                                                                  53.5%
--------------------------------------------------------------------------------
Two years                                                                 25.5%
--------------------------------------------------------------------------------
Three years                                                               30.4%
--------------------------------------------------------------------------------
Four years                                                                27.9%
--------------------------------------------------------------------------------
Five years                                                                25.0%
--------------------------------------------------------------------------------
Ten years                                                                 19.5%
--------------------------------------------------------------------------------
Since inception June 12, 1987                                             19.7%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baron Growth & Income Fund
--------------------------------------------------------------------------------


                                 Net Asset                   Value of Shares
                                   Value                    Owned, if Initial
  Date         Fund Net Assets   Per Share   Dividends   Investment was $10,000*
--------------------------------------------------------------------------------
   01/03/95   $   741,000      $ 10.00                           $10,000
--------------------------------------------------------------------------------
   03/31/95     3,425,507        11.78                            11,780
--------------------------------------------------------------------------------
   06/30/95     7,231,619        13.18                            13,180
--------------------------------------------------------------------------------
   09/30/95    28,632,467        14.77                            14,770
--------------------------------------------------------------------------------
   12/31/95    41,043,705        15.11      $ 0.142               15,254
--------------------------------------------------------------------------------
   03/31/96    77,337,831        16.90                            17,061
--------------------------------------------------------------------------------
   06/30/96   172,070,435        18.20                            18,373
--------------------------------------------------------------------------------
   09/30/96   207,234,494        18.40                            18,575
--------------------------------------------------------------------------------
   12/31/96   243,983,507        19.04        0.255               19,483
--------------------------------------------------------------------------------
   03/31/97   273,907,177        18.57                            19,002
--------------------------------------------------------------------------------
   06/30/97   316,981,759        21.82                            22,328
--------------------------------------------------------------------------------
   09/30/97   390,831,861        24.89                            25,469
--------------------------------------------------------------------------------
   12/31/97   415,134,319        24.88        0.073               25,535
--------------------------------------------------------------------------------
   03/31/98   511,405,730        27.28                            27,998
--------------------------------------------------------------------------------
* Assumes all dividends were reinvested and no shares were redeemed.

BARON GROWTH & INCOME FUND'S
AVERAGE ANNUAL RETURN

                          Period ended March 31, 1998


One year                                                                  47.3%
--------------------------------------------------------------------------------
Two years                                                                 28.1%
--------------------------------------------------------------------------------
Three years                                                               33.5%
--------------------------------------------------------------------------------
Since inception January 3, 1995                                           37.3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     B A R O N       F U N D S
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baron Small Cap Fund
--------------------------------------------------------------------------------


                                  Net Asset                  Value of Shares
                                    Value                   Owned, if Initial
  Date         Fund Net Assets    Per Share   Dividends  Investment was $10,000*
--------------------------------------------------------------------------------
   10/01/97   $112,604,624       $ 10.00                           $10,000
--------------------------------------------------------------------------------
   12/31/97    285,270,924         10.31                            10,310
--------------------------------------------------------------------------------
   03/31/98    449,240,304         11.84                            11,840
--------------------------------------------------------------------------------
*Assumes all dividends were reinvested and no shares were redeemed.


BARON SMALL CAP FUND'S
AVERAGE ANNUAL RETURN

                          Period ended March 31, 1998

Since inception October 1, 1997                                           18.4%
--------------------------------------------------------------------------------

The performance data represents past performance. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. For more complete information about Baron Funds including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Funds unless accompanied or preceded by the Funds' current prospectus.


The companies mentioned in this report are not recommendations by Baron Funds or the adviser and the securities may be sold by Baron Funds at any time.

--------------------------------------------------------------------------------
                               BARON ASSET FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
March 31, 1998 (Unaudited)                                      Market
Shares                                                          Value
--------------------------------------------------------------------------------
Common Stocks (92.17%)
--------------------------------------------------------------------------------
                  Amusement and Recreation Services (11.68%)
    5,969,000     AMF Bowling, Inc. *#                      $152,955,625
      580,000     Circus Circus Enterprises, Inc.*            12,252,500
      667,500     Marcus Corp.                                11,764,688
      275,000     MGM Grand, Inc.*                             9,418,750
    2,365,000     Mirage Resorts, Inc.*                       57,499,062
    1,313,000     Premier Parks, Inc.*#                       76,154,000
    1,615,000     Signature Resorts, Inc.*                    31,896,250
    2,025,000     Sun Intl. Hotels, Ltd*#                     95,934,375
    5,400,000     Vail Resorts, Inc.*#                       157,950,000
                                                            ------------
                                                             605,825,250
                  Business Services (3.65%)
      667,000     Choicepoint, Inc.*                          36,309,813
    1,277,000     Renaissance Worldwide, Inc.*
                   (Formerly The Registry, Inc.)              35,037,687
    2,335,000     Robert Half Intl., Inc.*                   112,080,000
      965,000     Strategic Distribution, Inc.*                5,790,000
                                                            ------------
                                                             189,217,500
                  Chemical (0.96%)
    1,185,000     OM Group, Inc. #                            49,918,125
                  Communications (3.19%)
    3,500,000     American Mobile Satellite Corp.*#           49,875,000
      507,000     Centennial Cellular Corp.*                  13,324,568
    1,272,500     CoreComm, Inc.*#                            21,195,015
    1,539,501     NTL, Inc.*                                  66,583,418
      940,000     Paging Network, Inc.*                       14,452,500
                                                            ------------
                                                             165,430,501
                  Communications Equipment (0.34%)
      335,000     Qualcomm, Inc.*                             17,922,500
                  Consumer Products (1.63%)
      338,000     Equity Corp. Intl.*                          8,090,875
    1,375,000     Stewart Enterprises, Inc. CL A              76,484,375
                                                            ------------
                                                              84,575,250
                  Education (4.41%)
    2,317,600     DeVry, Inc.*#                               79,232,950
      875,000     Education Management Corp.*#                29,750,000
      171,200     ITT Educational Services, Inc.*              4,793,600
    3,460,000     Learning Tree Intl., Inc.*#                 76,552,500
      815,000     Sylvan Learning Systems, Inc.*              38,406,875
                                                            ------------
                                                             228,735,925
                  Energy (2.37%)
    3,952,500     Cross Timbers Oil Co.#                      79,544,063
      750,000     Seacor Smit, Inc.*#                         43,640,625
                                                            ------------
                                                             123,184,688
                  Financial (4.85%)
    5,390,000     Charles Schwab Corp.                       204,820,000
    1,505,900     DVI, Inc.*#                                 34,541,581
      362,000     UICI*                                       12,511,625
                                                            ------------
                                                             251,873,206
                  Food and Agriculture (1.23%)
    1,225,004     Delta and Pine Land Co.                     63,700,208
                  Government Services (1.34%)
    1,657,500     Corrections Corp. of America*               56,562,187
      690,000     Youth Services Intl., Inc.*#                12,765,000
                                                            ------------
                                                              69,327,187

March 31, 1998 (Unaudited)
                                                               Market
Shares                                                          Value
--------------------------------------------------------------------------------
                  Health Services (11.53%)
      373,000     American HomePatient, Inc.*               $  7,250,188
      820,000     Apple Orthodontix, Inc.*#                   10,301,250
      440,000     Assisted Living Concepts, Inc.*              9,350,000
    1,790,000     Counsel Corp.*#                             26,402,500
      846,000     Genesis Health Ventures, Inc.*              23,793,750
    9,786,200     Manor Care, Inc.#                          362,089,400
    1,080,000     Pediatric Services of America, Inc.*#       23,085,000
    2,080,000     Phycor, Inc.*                               46,930,000
    1,880,000     Quorum Health Group, Inc.*                  63,215,000
    1,188,300     Vitalink Pharmacy Svcs., Inc.*              25,622,719
                                                            ------------
                                                             598,039,807
                  Hotels and Lodging (8.03%)
    4,362,300     Bristol Hotel Co.*#                        119,963,250
   13,012,600     Choice Hotels Intl. Inc.*#                 239,106,525
      535,125     Promus Hotel Corp.*                         25,552,219
    3,650,036     Sunburst Hospitality Corp.*#                31,937,815
                                                            ------------
                                                             416,559,809
                  Manufacturing (1.54%)
    1,373,000     Flextronics Intl. Ltd.*#                    59,296,437
      422,100     Shaw Group, Inc.*                           10,526,119
      500,000     Unova, Inc.*                                10,000,000
                                                            ------------
                                                              79,822,556
                  Media and Entertainment (10.31%)
    1,390,800     American Radio Systems Corp. CL A*          88,228,875
      851,700     CD Radio, Inc.*#                            18,630,938
       58,000     Central European Media
                   Enterprises Ltd.*                           1,689,250
      830,000     Cox Radio, Inc.*                            40,255,000
    3,270,000     Heftel Broadcasting Corp.*#                146,332,500
    1,245,000     Metro Networks, Inc.*#                      53,535,000
    1,160,500     Outdoor Systems, Inc.*                      40,690,031
    2,345,602     Saga Communications, Inc.*#                 48,964,442
      394,300     Universal Outdoor Hldgs, Inc.*              25,432,350
      450,000     Univision Communications, Inc.*             16,762,500
    1,092,000     Young Broadcasting, Inc.*                   54,600,000
                                                            ------------
                                                             535,120,886
                  Real Estate and REITs (7.16%)
      252,000     Alexander's, Inc.*#                         23,609,250
      774,000     Avatar Holdings, Inc.*#                     21,285,000
    2,500,000     CCA Prison Realty Trust #                  103,593,750
      600,000     Iron Mountain, Inc.*                        22,500,000
      790,000     Kimco Realty Corp.                          27,946,250
      286,000     Pierce Leahy Corp.*                          7,239,375
      179,999     Post Properties, Inc.                        7,188,710
      230,000     Public Storage, Inc.                         7,101,250
      500,000     Redwood Trust, Inc.                         11,750,000
    2,100,000     Spieker Properties, Inc.                    86,625,000
      320,000     Starwood Hotels & Resorts                   17,100,000
      140,000     Storage USA, Inc.                            5,372,500
      315,000     Sun Communities, Inc.                       10,946,250
      435,000     Vornado Realty Trust                        18,949,687
                                                            ------------
                                                             371,207,022

--------------------------------------------------------------------------------
                               BARON ASSET FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
March 31, 1998 (Unaudited)

Shares or                                                       Market
Principal Amount                                                Value
--------------------------------------------------------------------------------
                  Retail Trade and Restaurants (11.80%)
    2,460,000     Dollar Tree Stores, Inc.*#               $  130,687,500
      509,500     Kenneth Cole Productions, Inc. *             10,253,688
    5,230,000     Polo Ralph Lauren Corp.*                    157,226,875
      310,000     Proffitt's, Inc.*                            11,237,500
    2,237,900     Smart and Final, Inc.#                       43,359,312
    8,430,000     Sotheby Holdings, Inc.                      195,997,500
    1,395,000     Stein Mart, Inc.*#                           49,696,875
      240,000     Williams-Sonoma, Inc.*                       13,890,000
                                                           --------------
                                                              612,349,250
                  Transportation (1.41%)
      250,000     American Freightways Corp.*                   2,750,000
    1,560,000     Budget Group, Inc.*                          58,500,000
      345,000     Simon Transportation Services, Inc.*          5,325,938
      430,000     USA Truck, Inc.*                              6,450,000
                                                           --------------
                                                               73,025,938
                  Utility Services (0.12%)
      260,000     Southern Union Co.*                           6,240,000
                  Wholesale Trade (1.07%)
      180,000     Industrie Natuzzi SPA ADR                     4,972,500
    1,350,000     Libbey, Inc.#                                50,287,500
                                                           --------------
                                                               55,260,000
                  Miscellaneous (3.55%)                       184,219,460
                                                           --------------
Total Common Stocks
 (Cost $3,389,238,374)                                      4,781,555,068
                                                            --------------
--------------------------------------------------------------------------------
Convertible Preferred (0.29%)
--------------------------------------------------------------------------------
                  Media and Entertainment (0.29%)
      200,000     American Radio Systems
                  Corp. 7% Conv. +                             14,900,000
                                                           --------------
Total Convertible Preferred
 (Cost $10,000,000)                                            14,900,000
                                                            --------------
--------------------------------------------------------------------------------
Corporate Bonds (1.10%)
--------------------------------------------------------------------------------
                  Communications (0.94%)
$ 20,500,000      Intl. CableTel, Inc. 7.25%
                  Conv. Sub. Notes 04/15/2005+                 31,160,000
  14,000,000      Intl. CableTel, Inc. 7%
                  Conv. Sub. Notes 06/15/2008                  17,570,000
                                                           --------------
                                                               48,730,000
                  Government Services (0.16%)
   5,450,000      Youth Services Intl. Inc. 7.00%
                  Conv. Sub. Deb. 02/01/2006                    8,331,688
                                                           --------------
Total Corporate Bonds
 (Cost $41,352,215)                                            57,061,688
                                                            --------------

March 31, 1998
                                                              Market
Principal Amount                                               Value
--------------------------------------------------------------------------------

Short Term Money Market Instruments (6.78%)
--------------------------------------------------------------------------------
$201,688,000      Associates Corporation of N.A. 5.95%
                   Due 04/01/98                           $  201,688,000
 150,000,000      General Electric Capital Corp. 5.57%
                   Due 04/03/98                              150,000,000
                                                          --------------
Total Short Term Money Market
  Instruments (Cost $351,688,000)                            351,688,000
                                                          --------------
Total Investments (100.34%)
  (Cost $3,792,278,589)                                    5,205,204,756
                                                          --------------
Liabilities Less
   Cash and Other Assets                                     (17,754,419)
                                                          --------------
Net Assets (Equivalent to $53.68 per
  share based on 96,643,077 shares of
  beneficial interest outstanding)                        $5,187,450,337
                                                          ==============
  % Represents percentage of net assets
  + Restricted securities pursuant to Rule 144A
  # Issuers that may be deemed to be "affiliated."
  * Non-income producing securities
 ** For Federal income tax purposes the cost basis is $3,793,002,541. Aggregate unrealized appreciation and depreciation of investments are $1,458,326,035 and $46,123,820, respectively.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
                          BARON GROWTH & INCOME FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
March 31, 1998 (Unaudited)
                                                                Market
Shares                                                          Value
--------------------------------------------------------------------------------
Common Stocks (96.13%)
--------------------------------------------------------------------------------
                  Amusement and Recreation Services (10.74%)
    1,292,000     AMF Bowling, Inc.*                       $33,107,500
      120,000     Marcus Corp.                               2,115,000
      160,000     Mirage Resorts, Inc.*                      3,890,000
      210,000     Sun Intl. Hotels, Ltd.*                    9,948,750
      200,000     Vail Resorts, Inc.*                        5,850,000
                                                           -----------
                                                            54,911,250
                  Business Services (2.86%)
       35,000     Choicepoint, Inc.                          1,905,313
      265,000     Robert Half Intl., Inc.*                  12,720,000
                                                           -----------
                                                            14,625,313
                  Chemical (1.15%)
      140,000     OM Group, Inc.                             5,897,500
                  Communications (3.26%)
      640,000     American Mobile Satellite Corp.*           9,120,000
      175,000     NTL, Inc.*                                 7,568,750
                                                           -----------
                                                            16,688,750
                  Communications Equipment (1.57%)
      150,000     Qualcomm, Inc.*                            8,025,000
                  Consumer Products (1.25%)
      115,000     Stewart Enterprises, Inc. CL A             6,396,875
                  Education (3.92%)
      150,000     Children's Comprehensive Services,
                   Inc.*                                     2,850,000
      190,000     DeVry, Inc.*                               6,495,625
       58,000     Education Management Corp.*                1,972,000
      267,500     Learning Tree Intl., Inc.*                 5,918,437
       60,000     Sylvan Learning Systems, Inc.*             2,827,500
                                                           -----------
                                                            20,063,562
                  Energy (1.97%)
      500,000     Cross Timbers Oil Co.                     10,062,500
                  Financial (8.52%)
      769,500     Charles Schwab Corp.                      29,241,000
      220,000     DVI Health Services Corp.*                 5,046,250
      170,000     ESG Re Ltd.*                               4,420,000
      180,000     Medallion Financial Corp.                  4,882,500
                                                           -----------
                                                            43,589,750
                  Food and Agriculture (1.63%)
      160,000     Delta and Pine Land Co.                    8,319,844
                  Government Services (1.24%)
      185,000     Corrections Corp. of America*              6,313,125
                  Health Services (9.68%)
      100,000     Apple Orthodontix, Inc.*                   1,256,250
      800,000     Counsel Corp.*                            11,800,000
      725,000     Manor Care, Inc.                          26,825,000
      167,500     Pediatric Services of America, Inc.*       3,580,313
      180,000     Quorum Health Group, Inc.*                 6,052,500
                                                           -----------
                                                            49,514,063
                  Hotels and Lodging (12.71%)
      505,000     Bristol Hotel Co.*                        13,887,500
    2,400,000     Choice Hotels Intl., Inc.*                44,100,000
      800,000     Sunburst Hospitality Corp.*                7,000,000
                                                           -----------
                                                            64,987,500
                  Manufacturing (1.18%)
      140,000     Flextronics Intl. Ltd.*                    6,046,250

March 31, 1998 (Unaudited)

                                                                Market
Shares                                                          Value
--------------------------------------------------------------------------------

                  Media and Entertainment (8.02%)
      199,000     American Radio Systems Corp. CL A*       $12,624,062
      400,000     Heftel Broadcasting Corp.*                17,900,000
      110,000     Metro Networks, Inc.*                      4,730,000
      275,000     Saga Communications, Inc.*                 5,740,625
                                                           -----------
                                                            40,994,687
                  Real Estate and REITs (18.04%)
       20,000     Alexander's, Inc.*                         1,873,750
       35,000     Avatar Holdings, Inc.*                       962,500
      160,000     Boston Properties, Inc.                    5,630,000
      180,000     Cadillac Fairview Corp.*                   3,892,500
       90,000     CBL & Associates Properties, Inc.          2,205,000
      259,000     CCA Prison Realty Trust                   10,732,313
      110,000     Healthcare Realty Trust, Inc.              3,107,500
      170,000     Kimco Realty Corp.                         6,013,750
      175,000     Pierce Leahy Corp.*                        4,429,687
      139,999     Post Properties, Inc. (Formerly            5,591,210
                   Columbus Realty Trust)
      170,000     Public Storage, Inc.                       5,248,750
      100,000     Reckson Associates Realty Corp.            2,637,500
      280,000     Spieker Properties, Inc.                  11,550,000
       80,000     Starwood Hotels & Resorts                  4,275,000
      150,000     Storage USA, Inc.                          5,756,250
      190,000     Sun Communities, Inc.                      6,602,500
      400,000     Taubman Centers, Inc.                      5,225,000
      150,000     Vornado Realty Trust                       6,534,375
                                                           -----------
                                                            92,267,585
                  Retail Trade and Restaurants (6.98%)
      220,000     Dollar Tree Stores, Inc.*                 11,687,500
      155,000     Polo Ralph Lauren Corp.*                   4,659,688
      562,900     Smart and Final, Inc.                     10,906,187
      180,000     Sotheby Holdings, Inc.                     4,185,000
      120,000     Stein Mart, Inc.*                          4,275,000
                                                           -----------
                                                            35,713,375
                  Utility Services (1.41%)
      293,997     Southern Union Co.*                        7,199,928
                                                           -----------
Total Common Stocks
   (Cost $344,803,727)
                                                           491,616,857
                                                           -----------

--------------------------------------------------------------------------------
Convertible Preferred (1.17%)
--------------------------------------------------------------------------------

                  Media and Entertainment (1.17%)
       80,000     American Radio Systems Corp. 7%
                  Conv.+                                     5,960,000
                                                           -----------
Total Convertible Preferred
   (Cost $3,890,000)
                                                             5,960,000
                                                           -----------

--------------------------------------------------------------------------------
                          BARON GROWTH & INCOME FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

March 31, 1998 (Unaudited)
                                                                    Market
Principal Amount                                                     Value
--------------------------------------------------------------------------------
Corporate Bonds (2.16%)
--------------------------------------------------------------------------------
                Communications (1.45%)
$2,000,000      Intl. CableTel, Inc. 7.25% Conv. Sub.
                Notes 4/15/2005+                         $3,040,000
 2,000,000      Intl. CableTel, Inc. 7.0% Conv. Sub.
                Notes 6/15/2008                           2,510,000
 1,500,000      Scandinavian Broadcasting Systems
                7.0% Conv. Sub. Notes 12/01/2004          1,845,000
                                                         ----------
                                                          7,395,000
                Health Services (0.34%)
 1,500,000      Assisted Living Concepts, Inc. 6.0%
                Conv. Sub. Notes 11/01/2002               1,762,000
                Energy (0.37%)
 1,700,000      Seacor Holdings 5.375% Conv.
                11/15/2006+                               1,874,250
                                                         ----------

Total Corporate Bonds
 (Cost $8,796,634)                                       11,031,750
                                                         ----------

March 31, 1998 (unaudited)
                                                           Market
Principal Amount                                           Value
--------------------------------------------------------------------------------
Short Term Money Market Instruments (0.54%)
--------------------------------------------------------------------------------
$2,790,000      Associates Corp. of N.A. 5.95%
                Due 04/01/1998                        $   2,790,000
                                                      -------------
Total Short Term Money Market Instruments
  (Cost $2,790,000)                                       2,790,000
                                                      -------------
Total Investments (100%)
  (Cost $360,280,361**)                                 511,398,607
                                                      -------------
Cash and Other Assets
   Less Liabilities                                           7,123
                                                      -------------
Net Assets (Equivalent to $27.28 per
  share based on 18,748,801 shares of
  beneficial interest outstanding)                    $ 511,405,730
                                                      =============



 % Represents percentage of net assets
 + Restricted securities pursuant to Rule 144A
 * Non-income producing securities
** For Federal income tax purposes the cost basis is $360,918,148. Aggregate unrealized appreciation and depreciation of investments are $154,759,810 and $4,279,351, respectively.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
                             BARON SMALL CAP FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

March 31, 1998 (Unaudited)
                                                                   Market
Shares                                                             Value
--------------------------------------------------------------------------------
Common Stocks (95.72%)
--------------------------------------------------------------------------------
                  Amusement and Recreation Services (11.43%)
      600,000     AMF Bowling, Inc.*                          $15,375,000
    3,606,900     Cineplex Odeon Corp.*                         6,086,644
      250,000     Intrawest Corp.                               5,296,875
      290,000     Premier Parks, Inc.*                         16,820,000
       61,300     Regal Cinemas, Inc.*                          1,839,000
      125,000     Sun Intl. Hotels, Ltd.*                       5,921,875
                                                              -----------
                                                               51,339,394
                  Business Services (9.20%)
      250,000     Choicepoint, Inc.*                           13,609,375
      400,000     Coinmach Laundry Corp.*                       8,450,000
       15,000     Dispatch Management Services Corp.*             236,250
      800,000     Strategic Distribution, Inc.*                 4,800,000
      230,000     United Stationers, Inc.*                     14,216,875
                                                              -----------
                                                               41,312,500
                  Communications (12.92%)
      650,000     Centennial Cellular Corp.*                   17,082,780
       75,100     Commnet Cellular, Inc.*                       3,426,437
      300,000     Commonwealth Telephone
                   Enterprises, Inc.*                           8,437,500
      400,000     Mobile Telecommunication
                   Technologies Corp*                           8,950,000
      500,000     Paging Network, Inc.*                         7,687,500
      550,000     Rural Cellular Corp.*                         9,350,000
       92,000     Specialty Teleconstructors, Inc.*             3,105,000
                                                              -----------
                                                               58,039,217
                  Consumer Products (4.35%)
      300,000     Equity Marketing, Inc.*                       6,590,610
      165,000     Harman International Industries, Inc.         7,260,000
      250,000     U.S.A. Floral Products, Inc.*                 5,671,875
                                                              -----------
                                                               19,522,485
                  Consumer Services (3.65%)
      275,000     Culligan Water Tech., Inc.*                  16,379,688

                  Education (2.24%)
       25,000     Bright Horizons Childrens Center, Inc.*         637,500
      375,000     Career Education Corp.*                       8,250,000
       25,000     Sylvan Learning Systems, Inc.*                1,178,125
                                                              -----------
                                                               10,065,625
                  Energy (1.52%)
      210,000     Dril-Quip, Inc.*                              6,825,000

                  Environmental (1.36%)
      600,000     International Technology Corp.*               6,112,500

                  Health Services (8.97%)
      300,000     Apple Orthodontix, Inc.*                      3,768,750
      350,000     Assisted Living Concepts, Inc.*               7,437,500
    1,025,000     Counsel Corp.*                               15,118,750
      775,000     Medical Resources, Inc.*                      4,092,930
      300,000     Paragon Health Network, Inc.*                 5,962,500
      100,000     Province Healthcare Co.*                      2,625,000
      300,000     U.S. Diagnostic, Inc.*                        1,293,750
                                                              -----------
                                                               40,299,180

March 31, 1998 (Unaudited)
                                                                  Market
Shares                                                            Value
--------------------------------------------------------------------------------
                  Hotels and Lodging (1.53%)
      250,000     Bristol Hotel Co.*                          $ 6,875,000

                  Manufacturing (4.40%)
       75,000     Amphenol Corp.*                               4,326,562
      175,000     Pentacon, Inc.*                               2,450,000
      650,000     Unova, Inc.*                                 13,000,000
                                                              -----------
                                                               19,776,562
                  Media and Entertainment (11.68%)
      175,000     Century Communications Corp.*                 2,242,188
      375,000     Metro Networks, Inc.*                        16,125,000
      110,000     SFX Broadcasting, Inc.*                      10,711,250
      235,000     Universal Outdoor Hldgs, Inc.*               15,157,500
      165,000     Young Broadcasting, Inc.*                     8,250,000
                                                              -----------
                                                               52,485,938
                  Real Estate and REITs (10.00%)
      210,000     CCA Prison Realty Trust                       8,701,875
      155,500     Crescent Operating, Inc.*                     3,323,812
      195,000     Excel Realty Trust, Inc.                      6,946,875
      450,000     Iron Mountain, Inc.*                         16,875,000
      185,000     Kimco Realty Corp.                            6,544,375
      100,000     Pierce Leahy Corp.*                           2,531,250
                                                              -----------
                                                               44,923,187
                  Retail Trade and Restaurants (8.43%)
      200,000     Kenneth Cole Productions, Inc. *              4,025,000
      350,000     Mortons Restaurant Group, Inc.*#              8,071,875
      175,000     United Rentals, Inc.*                         4,550,000
      400,000     US Office Products Co*                        7,600,000
      150,000     West Marine, Inc.*                            4,368,750
      160,000     Williams-Sonoma, Inc.*                        9,260,000
                                                              -----------
                                                               37,875,625
                  Transportation (2.61%)
      200,000     Budget Group, Inc.*                           7,500,000
      275,000     Simon Transportation Services, Inc.*          4,245,313
                                                              -----------
                                                               11,745,313
                  Utility Services (1.43%)
      750,000     El Paso Electric Co*                          6,421,875
                                                              -----------
Total Common Stocks
 (Cost $369,599,947)
                                                              429,999,089
                                                              -----------

--------------------------------------------------------------------------------
                             BARON SMALL CAP FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

March 31, 1998
                                                                 Market
Contracts                                                        Value
--------------------------------------------------------------------------------
Options Purchased (0.86%)
--------------------------------------------------------------------------------
                  Media and Entertainment (0.86%)
          450     American Radio Systems Corp.
                   Call $45.00 4/18/1998                       $  832,500
        1,000     American Radio Systems Corp.
                   Call $50.00 4/18/1998                        1,350,000
        1,650     American Radio Systems Corp.
                   Call $53.41 4/30/1998                        1,681,721
                                                               ----------
Total Options Purchased
 (Cost $2,456,472)                                              3,864,221
                                                               ----------


March 31, 1998
                                                                 Market
Principal Amount                                                 Value
--------------------------------------------------------------------------------
Short Term Money Market Instruments (5.02%)
--------------------------------------------------------------------------------
  $22,572,000     Associates Corporation of N.A., 5.95%
                    Due 04/01/1998                           $ 22,572,000
                                                             ------------
Total Short Term Money Market
  Instruments (Cost $22,572,000)                               22,572,000
                                                             ------------
Total Investments (101.60%)
  (Cost $394,628,419**)                                       456,435,310
                                                             ------------
Options Written (-0.01%)
   (1,650) American Radio Systems Corp.
    Put $53.41 4/30/1998                                          (27,184)
                                                             ------------
Total Options Written                                             (27,184)
                                                             ------------
 (Proceeds $89,265)
Liabilities Less
   Cash and Other Assets                                       (7,167,822)
                                                             ------------
Net Assets (Equivalent to $11.84 per
  share based on 37,944,889 shares of
  beneficial interest outstanding)                           $449,240,304
                                                             ============

 % Represents percentage of net assets
 # Issuers that may be deemed to be "affiliated."
 * Non-income producing securities
** For Federal income tax purposes the cost basis is identical. Aggregate unrealized appreciation and depreciation of investments are $71,193,008 and $9,386,117, respectively.

--------------------------------------------------------------------------------
                                  BARON FUNDS
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
--------------------------------------------------------------------------------
March 31, 1998 (UNAUDITED)


                                                              BARON ASSET       BARON GROWTH &     BARON SMALL CAP
                                                                  FUND            INCOME FUND           FUND
                                                           -----------------   ----------------   ----------------
Assets:
 Investments in securities, at value
  Unaffiliated issuers
    (Cost $1,953,114,399, $360,280,361, and
    $386,476,382, respectively) ........................    $2,683,031,653       $511,398,607       $448,363,435
  "Affiliated" issuers (Cost $1,839,164,190, $0, and
    $8,152,037, respectively) ..........................     2,522,173,103                  0          8,071,875
 Cash ..................................................           859,454                431              6,732
 Due from brokers ......................................        14,733,726            759,198          1,150,357
 Dividends and interest receivable .....................         4,347,916          1,018,419            279,282
 Receivable for securities sold ........................           936,911                  0                  0
 Receivable for shares sold ............................         5,825,459            394,336          1,009,317
 Unamortized organization costs (Note 1) ...............                 0             11,505             25,627
 Prepaid expenses ......................................            30,516                  0                  0
                                                            --------------       ------------       ------------
                                                             5,231,938,738        513,582,496        458,906,625
                                                            --------------       ------------       ------------
Liabilities:
 Options written (Proceeds $0, $0 and $89,265,
  respectively) ........................................                 0                  0             27,184
 Payable for securities purchased ......................        43,733,821          2,025,661          9,409,362
 Accrued organization costs (Note 1) ...................                 0             11,505             25,627
 Accrued expenses and other payables (Note 3) ..........           754,580            139,600            204,148
                                                            --------------       ------------       ------------
                                                                44,488,401          2,176,766          9,666,321
                                                            --------------       ------------       ------------
Net Assets .............................................    $5,187,450,337       $511,405,730       $449,240,304
                                                            ==============       ============       ============
Net Assets consist of:
 Par value .............................................    $      966,431       $    187,488       $    379,449
 Paid-in capital in excess of par value ................     3,775,528,930        353,272,308        389,670,810
 Undistributed net investment losses ...................       (10,763,633)          (159,306)          (882,855)
 Accumulated net realized gain (loss) ..................        (5,941,284)         6,227,796         (2,946,429)
 Net unrealized appreciation on investments ............     1,427,659,893        151,877,444         63,019,329
                                                            --------------       ------------       ------------
Net Assets .............................................    $5,187,450,337       $511,405,730       $449,240,304
                                                            ==============       ============       ============
Shares of Beneficial Interest Outstanding
 ($.01 par value; indefinite shares authorized).........        96,643,077         18,748,801         37,944,889
                                                            ==============       ============       ============
Net Asset Value Per Share ..............................    $        53.68       $      27.28       $      11.84
                                                            ==============       ============       ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  BARON FUNDS
--------------------------------------------------------------------------------

Statements of Operations
--------------------------------------------------------------------------------
For the Six Months Ended March 31, 1998 (UNAUDIITED)


                                                                              BARON ASSET      BARON GROWTH    BARON SMALL CAP
                                                                                 FUND         & INCOME FUND         FUND*
                                                                           ----------------  ---------------  ----------------
Investment income:
 Income:
  Interest ..............................................................   $   5,469,884      $   356,345      $    737,412
  Dividends -- unaffiliated issuers .....................................       7,379,521        2,417,859           544,713
  Dividends -- "affiliated" issuers .....................................       2,303,544                0                 0
  Miscellaneous .........................................................           8,833                0                 0
                                                                            -------------      -----------      ------------
  Total income ..........................................................      15,161,782        2,774,204         1,282,125
                                                                            -------------      -----------      ------------
 Expenses:
  Investment advisory fees (Note 3) .....................................      19,358,410        2,115,615         1,488,550
  Distribution fees (Note 3) ............................................       4,839,606          528,904           372,138
  Shareholder servicing agent fees ......................................         477,450          121,750            79,760
  Reports to shareholders ...............................................         535,600           63,225            23,750
  Registration and filing fees ..........................................         495,042           41,495           139,158
  Custodian fees ........................................................         116,940           38,905            38,250
  Trustee fees ..........................................................          43,610            4,888             3,421
  Professional fees .....................................................          30,040           14,998            15,445
  Amortization of organization costs (Note 1) ...........................               0            3,284             2,846
  Miscellaneous .........................................................          28,717            4,128             1,662
                                                                            -------------      -----------      ------------
  Total expenses ........................................................      25,925,415        2,937,192         2,164,980
                                                                            -------------      -----------      ------------
  Net investment loss ...................................................     (10,763,633)        (162,988)         (882,855)
                                                                            -------------      -----------      ------------
Realized and unrealized gain(loss) on investments:
 Net realized gain (loss) on investments sold in unaffiliated issuers ...      17,483,801        5,596,580        (2,946,429)
 Net realized gain on investments sold in "affiliated" issuers ..........       1,473,241                0                 0
 Change in net unrealized appreciation of investments ...................     556,602,004       39,476,062        63,019,329
                                                                            -------------      -----------      ------------
 Net gain on investments ................................................     575,559,046       45,072,642        60,072,900
                                                                            -------------      -----------      ------------
 Net increase in net assets resulting from operations ...................   $ 564,795,413      $44,909,654      $ 59,190,045
                                                                            =============      ===========      ============

*For the period October 1, 1997 (Commencement of operations) to March 31, 1998.



See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  BARON FUNDS
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                BARON ASSET FUND
                                                    ----------------------------------------
                                                         Six Months
                                                            Ended               For the
                                                          March 31,           Year Ended
                                                            1998             September 30,
                                                         (Unaudited)             1997
                                                    --------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income (loss) ....................     ($  10,763,633)      ($   9,740,291)
 Net realized gain (loss) on investments sold.....         18,957,042          (25,537,003)
 Net change in unrealized appreciation on
  investments ....................................        556,602,004          699,696,611
                                                        -------------        -------------
    Increase in net assets resulting from
     operations ..................................        564,795,413          664,419,317
                                                        -------------        -------------
Dividends to shareholders from:
 Net investment income ...........................                  0                    0
 Net realized gain on investments ................                  0           (1,419,734)
                                                        -------------        -------------
                                                                    0           (1,419,734)
                                                        -------------        -------------
Capital share transactions:
 Proceeds from the sale of shares ................      1,805,730,962        1,901,291,106
 Net asset value of shares issued in
  reinvestment of dividends ......................                  0            1,352,665
 Cost of shares redeemed .........................       (407,574,432)        (507,202,614)
                                                        -------------        -------------
    Increase in net assets derived from
     capital share transactions ..................      1,398,156,530        1,395,441,157
                                                        -------------        -------------
 Net increase in net assets ......................      1,962,951,943        2,058,440,740
Net assets:
 Beginning of period .............................      3,224,498,394        1,166,057,654
                                                        -------------        -------------
 End of year of period ...........................     $5,187,450,337       $3,224,498,394
                                                       ==============       ==============
Undistributed net investment
 income (loss) at end of period ..................     ($  10,763,633)       $           0
                                                       ==============       ==============
Shares of Beneficial Interest:
 Shares sold .....................................         37,087,254           48,411,239
 Shares issued in reinvestment dividends .........                  0               37,932
 Shares redeemed .................................         (8,435,123)         (13,300,780)
                                                       --------------       --------------
 Net increase ....................................         28,652,131           35,148,391
                                                       ==============       ==============

                              (RESTUBBED TABLE)

                                                                                              BARON SMALL
                                                         BARON GROWTH & INCOME FUND            CAP FUND*
                                                    -------------------------------------  -----------------
                                                        Six Months                             Six Months
                                                           Ended             For the             Ended
                                                         March 31,          Year Ended         March 31,
                                                           1998           September 30,           1998
                                                        (Unaudited)            1997           (Unaudited)
                                                    ------------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income (loss) ....................    ($    162,988)     $     1,046,525     ($    882,855)
 Net realized gain (loss) on investments sold.....        5,596,580              790,402        (2,946,429)
 Net change in unrealized appreciation on
  investments ....................................       39,476,062           93,851,250        63,019,329
                                                       ------------      ---------------      ------------
    Increase in net assets resulting from
     operations ..................................       44,909,654           95,688,177        59,190,045
                                                       ------------      ---------------      ------------
Dividends to shareholders from:
 Net investment income ...........................         (282,139)          (1,142,621)                0
 Net realized gain on investments ................         (929,398)          (2,059,229)                0
                                                       ------------      ---------------      ------------
                                                         (1,211,537)          (3,201,850)                0
                                                       ------------      ---------------      ------------
Capital share transactions:
 Proceeds from the sale of shares ................      148,661,085          200,457,503       436,177,679
 Net asset value of shares issued in
  reinvestment of dividends ......................        1,161,950            3,077,823                 0
 Cost of shares redeemed .........................      (72,947,283)        (112,424,286)      (46,127,420)
                                                       ------------      ---------------      ------------
    Increase in net assets derived from
     capital share transactions ..................       76,875,752           91,111,040       390,050,259
                                                       ------------      ---------------      ------------
 Net increase in net assets ......................      120,573,869          183,597,367       449,240,304
Net assets:
 Beginning of period .............................      390,831,861          207,234,494                 0
                                                       ------------      ---------------      ------------
 End of year of period ...........................     $511,405,730      $   390,831,861      $449,240,304
                                                       ============      ===============      ============
Undistributed net investment
 income (loss) at end of period ..................    ($    159,306)     $       285,821     ($    882,855)
                                                       ============      ===============      ============
Shares of Beneficial Interest:
 Shares sold .....................................        5,921,802            9,989,857        42,421,064
 Shares issued in reinvestment dividends .........           47,958              164,326                 0
 Shares redeemed .................................       (2,923,049)          (5,713,945)       (4,476,175)
                                                       ------------      ---------------      ------------
 Net increase ....................................        3,046,711            4,440,238        37,944,889
                                                       ============      ===============      ============

*For the period October 1, 1997 (Commencement of operations) to March 31, 1998.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  BARON FUNDS
--------------------------------------------------------------------------------


Notes to Financial Statements
--------------------------------------------------------------------------------

(1) Significant Accounting Policies

Baron Asset Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the"1940 Act"), as a diversified, open-end management investment company established as a Massachusetts business trust on February 19, 1987. The Trust currently offers three series (individually a "Fund" and collectively the "Funds"): Baron Asset Fund, started in June of 1987, Baron Growth & Income Fund, started in January 1995, and Baron Small Cap Fund, started October 1, 1997. The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with generally accepted accounting principles.

(a) Security Valuation. Portfolio securities traded on any national stock exchange or quoted on the NASDAQ National Market System are valued on the basis of the last sale price on the date of valuation or, in the absence of any sale on that date, the last sale price on the date the security last traded. Other securities are valued at the mean of the most recent bid and asked prices if market quotations are readily available. Where market quotations are not readily available the securities are valued at their fair value as determined in good faith by the Board of Trustees, or by the Adviser, pursuant to procedures established by the Trustees. Money market instruments held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost, which approximates value.

(b) Securities Transactions, Investment Income and Expense Allocation. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Common expenses of the Funds are allocated on a basis deemed fair and equitable by the Trustees, usually on the basis of average net assets. Direct expenses are charged to each Fund on a specific identification basis.

(c) Federal Income Taxes. Each Fund of the Trust is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including net realized capital gains, if any, to its shareholders. No federal income tax provision is therefore required.

(d) Options. Options purchased are recorded as investments; options written
(sold) are recorded as liabilities. When an option expires, the premium is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

(e) Restricted Securities. The Funds invest in securities which are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued at fair value as determined in good faith by the Board of Trustees.

(f) Organization Costs. Costs incurred in connection with the organization and initial registration of Baron Growth & Income Fund and Baron Small Cap Fund have been deferred and are being amortized on a straight-line basis over a five-year period. Baron Capital, Inc. ("BCI"), a wholly owned subsidiary of Baron Capital Group, Inc. ("BCG"), agreed to make advances for organization expenses incurred and will be reimbursed as the costs are amortized.

(g) Distributions. Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses.

(h) Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements, and the amounts of income and expenses during the period. Actual results could differ from those estimates.

(2) Purchases and Sales of Securities.

Purchases and sales of securities, other than short term securities, for the six months ended March 31, 1998 were as follows:


                      Fund                    Purchases            Sales
           --------------------------      --------------      ------------
           Baron Asset Fund                $1,438,922,128      $186,160,687
           Baron Growth & Income Fund      $  117,622,418      $ 39,412,403
           Baron Small Cap Fund            $  444,019,058      $ 69,355,724


Transactions in written options for Baron Small Cap Fund during the six months ended March 31, 1998 were as follows:

                                           Number of Contracts       Premiums
                                           -------------------       --------
   Options outstanding at October 1, 1997             0             $       0
   Options written                                3,300             $ 432,465
   Options expired                               (1,650)           ($ 343,200)
                                                 ------             ---------
   Options outstanding at March 31, 1998          1,650             $  89,265
                                                 ======             =========

--------------------------------------------------------------------------------
                                  BARON FUNDS
--------------------------------------------------------------------------------

(3) Investment Advisory Fees and Other Transactions with Affiliates

(a) Investment Advisory Fees. BAMCO, Inc. (the "Adviser"), a wholly owned subsidiary of BCG serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from the assets of the Funds equal to 1% per annum of each Fund's average daily net asset value. The Adviser has agreed that if the expenses (exclusive of interest, taxes, brokerage, extraordinary expenses and amounts paid by the Funds under the plan of distribution) of each Fund in any fiscal year exceed the limits prescribed by any state in which that Fund's shares are qualified for sale, the Adviser will reduce its fee by the amount of any such excess, up to the amount of the Adviser's fee.

(b) Distribution Fees. BCI is a registered broker dealer and the distributor of the shares of the Funds pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Funds to pay BCI a distribution fee equal on an annual basis to 0.25% of the Funds' average daily net assets.

Brokerage transactions for the Funds may be effected by or through BCI. During the six months ended March 31, 1998, BCI earned brokerage commissions as follows:

         Fund                            Commissions
  --------------------------             -----------
  Baron Asset Fund                       $1,905,341
  Baron Growth & Income Fund             $  168,067
  Baron Small Cap Fund                   $  578,492

(c) Trustee Fees. Certain Trustees of the Trust may be deemed to be affiliated with or interested persons (as defined by the 1940 Act) of the Funds' Adviser or of BCI. None of the Trustees so affiliated received compensation for his services as a Trustee of the Trust. None of the Funds' officers received compensation from the Funds.

(4) Capital Loss Carryforward. At September 30, 1997, Baron Asset Fund had a capital loss carryforward of $24,898,326 available to offset future capital gains, comprised of $744,575 which expires on September 30, 2005 and $24,153,751 which expires on September 30, 2006.

(5) Financial Instruments with Off Balance Sheet Risk. The Funds maintain positions in derivative financial instruments consisting of equity options and equity swap contracts. These transactions are subject to credit risks in addition to the various risks related to the underlying equity security.

The following tables indicate the fair value of derivative financial instruments held or issued at March 31, 1998, and the average fair value of the instruments, calculated on a monthly basis, during the six months ended March 31, 1998:

                                       Fair Value at        Average
                                       March 31, 1998      Fair Value
                                       --------------      ----------
   BARON ASSET FUND
   Equity Swap Contracts                $14,733,726        $3,842,051

                                       Fair Value at        Average
                                       March 31, 1998      Fair Value
                                       --------------      ----------
   BARON GROWTH &
     INCOME FUND
   Equity Swap Contracts                $   759,198        $  226,281


                                       Fair Value at       Average
                                      March 31, 1998      Fair Value
                                      ----------------   -------------
   BARON SMALL CAP FUND
   Purchased Options                     $3,864,221        $1,785,790
   Written Options                          (27,184)         (157,637)
   Equity Swap Contracts                  1,150,357           284,650

The following table represents the notional contract amounts with respect to the Funds' outstanding derivative contracts at March 31, 1998.



                                                BARON             BARON
                               BARON            GROWTH            SMALL
                               ASSET            INCOME             CAP
                                FUND             FUND             FUND
                          ---------------   -------------   ----------------
Purchased Options                    --              --        $15,837,650
Written Options                      --              --       ($ 8,812,650)
Equity Swap Contracts      $177,780,842      $9,673,125        $19,233,231

The notional amount does not necessarily represent the amount potentially subject to risk. In addition, the measurement of risk is meaningful only when all related and offsetting transactions are identified.

--------------------------------------------------------------------------------
                                  BARON FUNDS
--------------------------------------------------------------------------------

(6) Investment in "Affiliates"*

BARON ASSET FUND

                                              Balance of          Gross        Gross Sales
                                            Shares Held on      Purchases          and
              Name of Issuer                 Sep. 30, 1997    and Additions     Reductions
              --------------                 -------------    -------------     ----------
Alexander's, Inc. .......................        200,000           52,000
AMF Bowling, Inc. .......................                       5,990,000         21,000
American Mobile Satellite Corp. .........      3,500,000
Apple Orthodontix, Inc. .................         20,000          800,000
Avatar Holdings, Inc. ...................        732,800           41,200
Bristol Hotel Co. .......................      3,395,000          967,300
CCA Prison Realty Trust .................      2,455,000           45,000
CD Radio, Inc. ..........................                         851,700
Chartwell Leisure, Inc. .................        783,000                          783000
Choice Hotels Intl. Inc. ................     10,421,400        2,591,200
CoreComm, Inc. ..........................      1,275,000                           2,500
Counsel Corp. ...........................        140,000        1,650,000
Cross Timbers Oil Co.** .................      2,630,000        1,322,500
DeVry, Inc. .............................      1,230,000        1,087,600
Dollar Tree Stores, Inc. ................      2,060,000          400,000
DVI, Inc. ...............................      1,458,200           47,700
Education Management Corp. ..............        637,500          237,500
Flextronics Intl. Ltd. ..................      1,370,000           13,000         10,000
Heftel Broadcasting Corp.*** ............      1,635,000        1,635,000
Learning Tree Intl., Inc. ...............      1,641,700        1,818,300
Libbey, Inc. ............................        780,000          570,000
Manor Care, Inc. ........................      5,735,000        4,051,200
Metro Networks, Inc. ....................      1,230,000           15,000
OM Group, Inc. ..........................      1,100,000           85,000
Pediatric Services of America, Inc. .....        942,500          137,500
Premier Parks, Inc. .....................        767,200          545,800
Saga Communications, Inc. ...............      2,318,650           26,952
Seacor Smit, Inc. .......................        490,000          260,000
Smart and Final, Inc. ...................      2,185,000           52,900
Stein Mart, Inc. ........................        875,000          520,000
Summit Care Corp. .......................        350,600                         350,600
Sun Intl. Hotels, Ltd. ..................      1,890,000          135,000
Sunburst Hospitality Corp.**** ..........                       3,650,036
Vail Resorts, Inc. ......................      3,950,000        1,450,000
Youth Services Intl., Inc. ..............        675,000           15,000

                              (RESTUBBED TABLE)

                                              Balance of                               Dividend             Realized
                                            Shares Held on         Value                Income              Capital
              Name of Issuer                 Mar. 31, 1998     Mar. 31, 1998     Oct. 1-Mar. 31, 1998    Gains/(Losses)
              --------------                 -------------     -------------     --------------------    --------------
Alexander's, Inc. .......................        252,000      $   23,609,250
AMF Bowling, Inc. .......................      5,969,000         152,955,625                              $  (26,378)
American Mobile Satellite Corp. .........      3,500,000          49,875,000
Apple Orthodontix, Inc. .................        820,000          10,301,250
Avatar Holdings, Inc. ...................        774,000          21,285,000
Bristol Hotel Co. .......................      4,362,300         119,963,250
CCA Prison Realty Trust .................      2,500,000         103,593,750          $1,062,500
CD Radio, Inc. ..........................        851,700          18,630,938
Chartwell Leisure, Inc. .................              0                   0                               1,973,563
Choice Hotels Intl. Inc. ................     13,012,600         239,106,525
CoreComm, Inc. ..........................      1,272,500          21,195,015                                 (37,813)
Counsel Corp. ...........................      1,790,000          26,402,500
Cross Timbers Oil Co.** .................      3,952,500          79,544,063             303,025
DeVry, Inc. .............................      2,317,600          79,232,950
Dollar Tree Stores, Inc. ................      2,460,000         130,687,500
DVI, Inc. ...............................      1,505,900          34,541,581
Education Management Corp. ..............        875,000          29,750,000
Flextronics Intl. Ltd. ..................      1,373,000          59,296,437                                  23,522
Heftel Broadcasting Corp.*** ............      3,270,000         146,332,500
Learning Tree Intl., Inc. ...............      3,460,000          76,552,500
Libbey, Inc. ............................      1,350,000          50,287,500             155,287
Manor Care, Inc. ........................      9,786,200         362,089,400             367,387
Metro Networks, Inc. ....................      1,245,000          53,535,000
OM Group, Inc. ..........................      1,185,000          49,918,125             194,200
Pediatric Services of America, Inc. .....      1,080,000          23,085,000
Premier Parks, Inc. .....................      1,313,000          76,154,000
Saga Communications, Inc. ...............      2,345,602          48,964,442
Seacor Smit, Inc. .......................        750,000          43,640,625
Smart and Final, Inc. ...................      2,237,900          43,359,312             221,145
Stein Mart, Inc. ........................      1,395,000          49,696,875
Summit Care Corp. .......................              0                   0                                (459,653)
Sun Intl. Hotels, Ltd. ..................      2,025,000          95,934,375
Sunburst Hospitality Corp.**** ..........      3,650,036          31,937,815
Vail Resorts, Inc. ......................      5,400,000         157,950,000
Youth Services Intl., Inc. ..............        690,000          12,765,000
                                                              --------------
                                                              $2,522,173,103          $2,303,544          $1,473,241
                                                              ==============          ==========          ==========

BARON SMALL CAP FUND


                                      Balance of          Gross        Gross Sales
                                    Shares Held on      Purchases          and
          Name of Issuer             Sep. 30, 1997    and Additions     Reductions
          --------------             -------------    -------------     ----------

Mortons Restaurant Group, Inc. ..                       350,000


                              (RESTUBBED TABLE)

                                      Balance of                             Dividend             Realized
                                    Shares Held on        Value               Income              Capital
          Name of Issuer             Mar. 31, 1998    Mar. 31, 1998    Oct. 1-Mar. 31, 1998    Gains/(Losses)
          --------------             -------------    -------------    --------------------    --------------

Mortons Restaurant Group, Inc. ..      350,000          $8,071,875
                                                        ----------
                                                        $8,071,875
                                                        ==========

----------
   * "Affiliated" issuers, as defined in the Investment Company Act of 1940, are issuers in which a Fund held 5% or more of the outstanding voting securities as of March 31, 1998.
  ** Received 1,317,500 shares from 3:2 Stock Split
 *** Received 1,635,000 shares from 2:1 Stock Split
**** Received 3,620,466 shares from Choice Hotels Intl., Inc. Spin-off

--------------------------------------------------------------------------------
                                  BARON FUNDS
--------------------------------------------------------------------------------

(7) Financial Highlights

BARON ASSET FUND
Selected data for a share of beneficial interest outstanding throughout each period:
--------------------------------------------------------------------------------


                                                               Year Ended September 30,
                                      Six Months
                                        ended
                                    March 31, 1998
                                     (Unaudited)             1997              1996            1995          1994
                                     -----------             ----              ----            ----          ----
Net asset value, beginning
 of period ...................        $  47.43             $  35.50          $  29.30        $  22.82       $  21.91
                                      --------             --------          --------        --------       --------
Income from investment
 operations
Net investment income
 (loss) ......................           (0.11)               (0.14)            (0.06)          (0.09)         (0.14)
Net realized and
 unrealized gains
 (losses) on investments                  6.36                12.11              6.29            7.23           1.82
                                      --------             --------          --------        --------       --------
 Total from investment
  operations .................            6.25                11.97              6.23            7.14           1.68
                                      --------             --------          --------        --------       --------
Less distributions
Dividends from net
 investment income ...........            0.00                 0.00              0.00            0.00           0.00
Distributions from net
 realized gains ..............            0.00                (0.04)            (0.03)          (0.66)         (0.77)
                                      --------             --------          --------        --------       --------
 Total Distributions .........            0.00                (0.04)            (0.03)          (0.66)         (0.77)
                                      --------             --------          --------        --------       --------
Net asset value, end of
 period ......................        $  53.68             $  47.43          $  35.50        $ 29.30        $  22.82
                                      ========             ========          ========        =======        ========
 Total Return ................            13.2%                33.8%             21.3%          32.3%            8.0%
                                      --------             --------          --------        --------       --------
Ratios/Supplemental Data
Net assets (in millions),
 end of period ...............        $5,187.5             $3,224.5          $1,166.1        $  290.0       $   80.3
Ratio of expenses
 average net assets ..........             1.3%**               1.3%              1.4%            1.4%           1.6%
Ratio of net investment
 income (loss) to
 average net assets ..........            (0.6%)**             (0.5%)            (0.3%)          (0.5%)         (0.7%)
Portfolio turnover rate ......             4.9%                13.2%             19.3%           35.2%          55.9%
Average per share
 commission rate
 paid*** .....................         $0.0600              $0.0600           $0.0600

                              (RESTUBBED TABLE)

                                                                    Year Ended September 30,
                                     1993            1992           1991         1990         1989         1988         1987*
                                     ----            ----           ----         ----         ----         ----         -----

Net asset value, beginning
 of period ...................    $   16.20       $   14.80      $  10.88     $  17.22     $  12.98     $  11.95      $  10.00
                                  ---------       ---------      --------     --------     --------     --------      --------
Income from investment
 operations
Net investment income
 (loss) ......................        (0.13)          (0.08)         0.07         0.21         0.13         0.05          0.07
Net realized and
 unrealized gains
 (losses) on investments               6.00            1.52          4.05       ( 5.14)        4.81         1.18          1.88
                                  ---------       ---------      --------     --------     --------     --------      --------
 Total from investment
  operations .................         5.87            1.44          4.12       ( 4.93)        4.94         1.23          1.95
                                  ---------       ---------      --------     --------     --------     --------      --------
Less distributions
Dividends from net
 investment income ...........         0.00           (0.04)        (0.20)       (0.16)       (0.05)       (0.03)         0.00
Distributions from net
 realized gains ..............        (0.16)           0.00          0.00        (1.25)       (0.65)       (0.17)         0.00
                                  ---------       ---------      --------     --------     --------     --------      --------
 Total Distributions .........        (0.16)          (0.04)        (0.20)       (1.41)       (0.70)       (0.20)         0.00
                                  ---------       ---------      --------     --------     --------     --------      --------
Net asset value, end of
 period ......................    $   21.91       $   16.20      $  14.80     $  10.88     $  17.22     $  12.98      $  11.95
                                  =========       =========      ========     ========     ========     ========      ========
 Total Return ................         36.5%           9.7%          38.3%       (30.7%)       39.9%        10.7%         19.5%
                                  ---------       ---------      --------     --------     --------     --------      --------
Ratios/Supplemental Data
Net assets (in millions),
 end of period ...............    $    59.9       $    43.8       $  47.4      $  40.0      $  47.7      $  11.7       $   3.9
Ratio of expenses to
 average net assets ..........          1.8%            1.7%          1.7%         1.8%         2.1%         2.5%          2.8%**
Ratio of net investment
 income (loss) to
 average net assets ..........         (0.7%)          (0.5%)         0.5%         1.5%         1.3%         0.5%          1.9%**
Portfolio turnover rate ......        107.9%           95.5%        142.7%        97.8%       148.9%       242.4%         84.7%
Average per share
 commission rate
 paid*** .....................

----------
  * For the period June 12, 1987 (commencement of operations) to September 30, 1987.
 ** Annualized.
*** Disclosure required for fiscal years beginning after September 1, 1995.

The Fund's Adviser and/or Baron Capital reimbursed the Fund for expenses aggregating $8,561 (less than $0.01 per share) in 1990, $27,315($0.01 per share) in 1989, $83,219 ($0.11 per share) in 1988, and $36,330 ($0.20 per share) in 1987. The reimbursement amounts are excluded from the expense data above.

--------------------------------------------------------------------------------
                                  BARON FUNDS
--------------------------------------------------------------------------------

BARON GROWTH & INCOME FUND
Selected data for a share of beneficial interest outstanding throughout each period:
--------------------------------------------------------------------------------


                                                                     Six Months
                                                                       ended
                                                                   March 31, 1998                 Year Ended September 30,
                                                                    (Unaudited)            1997            1996           1995*
                                                                    -----------            ----            ----           -----
Net asset value, beginning of period .........................      $  24.89             $  18.40        $  14.77       $ 10.00
                                                                   ---------             --------        --------       -------
Income from investment operations
Net investment income ........................................         (0.01)               0.06             0.11          0.04
Net realized and unrealized gains on investments .............          2.47                6.68             3.66          4.73
                                                                   ---------             --------        --------       -------
  Total from investment operations ...........................          2.46                6.74             3.77          4.77
                                                                   ---------             --------        --------       -------
Less distributions
Dividends from net investment income .........................         (0.02)              (0.09)           (0.04)         0.00
Distributions from net realized gains ........................         (0.05)              (0.16)           (0.10)         0.00
                                                                   ---------             --------        --------       -------
  Total Distributions ........................................         (0.07)              (0.25)           (0.14)         0.00
                                                                   ---------             --------        --------       -------
Net asset value, end of period ...............................       $ 27.28             $  24.89         $ 18.40       $ 14.77
                                                                   =========             ========        ========       =======
  Total Return ...............................................           9.9%                37.1%           25.8%         47.7%
                                                                   ---------            ---------       ---------       -------
Ratios/Supplemental Data
Net assets (in millions), end of period ......................       $ 511.4              $ 390.8         $ 207.2        $ 28.6
Ratio of expenses to average net assets ......................           1.4%**               1.4%            1.5%          2.0%**
Ratio of net investment income to average net assets .........          (0.1%)**              0.4%            1.2%          1.1%**
Portfolio turnover rate ......................................           9.2%                25.2%           40.3%         40.6%
Average per share commission rate paid*** ....................       $0.0600              $0.0600         $0.0600

----------
  * For the period January 3, 1995 (commencement of operations) to September 30, 1995.
 ** Annualized.
*** Disclosure required for fiscal years beginning after September 1, 1995.

The Fund's custodian offset custody fees of $5,252 (less than $.01 per share) in 1996 and $12,003 (less than $0.01 per share) in 1995.
The expense offset amounts are included in expense data above.

BARON SMALL CAP FUND
Selected data for a share of beneficial interest outstanding:
--------------------------------------------------------------------------------

                                                                      Six Months
                                                                        ended
                                                                   March 31, 1998*
                                                                     (Unaudited)
                                                                     -----------

Net asset value, beginning of period .........................       $  10.00
                                                                     --------
Income from investment operations
Net investment loss ..........................................          (0.02)
Net realized and unrealized gains on investments .............           1.86
                                                                     --------
  Total from investment operations ...........................           1.84
                                                                     --------
Less distributions
Dividends from net investment income .........................           0.00
Distributions from net realized gains ........................           0.00
                                                                     --------
  Total Distributions ........................................           0.00
                                                                     --------
Net asset value, end of period ...............................        $ 11.84
                                                                     ========
  Total Return ...............................................           18.4%
                                                                     --------
Ratios/Supplemental Data
Net assets (in millions), end of period ......................        $ 449.2
Ratio of expenses to average net assets ......................           1.4%**
Ratio of net investment income to average net assets .........           (0.6%)**
Portfolio turnover rate ......................................           22.9%
Average per share commission rate paid .......................        $0.0600

----------
 * For the period October 1, 1997 (commencement of operations) to March 31,
   1998.
** Annualized.